                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2011

ITEM 1. Report to Shareholders

SEMI-ANNUAL REPORT

JUNE 30, 2011

(unaudited)

Van Eck Funds

CM Commodity Index Fund
Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

Emerging Markets Fund
Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

Global Hard Assets Fund
Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

International Investors Gold Fund
Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

Multi-Manager Alternatives Fund
Class A: VMAAX / Class I: VMAIX / Class Y: VMAYX

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2011.

CM COMMODITY INDEX FUND

Dear Shareholder:

The CM (“Constant Maturity”) Commodity Index Fund gained 2.25% (Class A shares, excluding sales charge) for the six months ended June 30, 2011. The Fund, launched on December 31, 2010, seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index1 (the “CMCI”)1.

The CMCI returned 3.00% during the six months ended June 30, 2011.2 In comparison, the Dow Jones-UBS Commodity Index3 (DJ-UBS) Index declined 2.58% for the same period, while the S&P® GSCI Index4 (GSCI) gained 2.71%.

The constant maturity approach proved itself again in the semi-annual period, as the roll yield5 was +0.08% for the CMCI but cost the other indices over 3% (-3.15% for the GSCI and -3.09% for DJ-UBS). The CMCI outperformed the GSCI with respect to roll yield in all sectors during the semi-annual period, with the exception of precious metals.

On a total return basis, the CMCI won as well, though barely. The GSCI made up roll yield losses by having a large oil weighting. DJ-UBS which, like the CMCI, is less dependent on energy underperformed due to individual weightings, specifically wheat (down 27.74%) and natural gas (down 5.42%).

We continue to believe strongly that a constant maturity approach should be the benchmark for commodities. An approach that invests across the liquid commodity curve seeks to reduce the adverse effects of contango6 and negative roll yield that can erode the performance of commodity investments over time. Unlike traditional indices, the CMCI is diversified along the entire liquid futures curve and uses a continuous roll mechanism that is the foundation of its constant maturity approach.

The CMCI is diversified across 27 commodity components and five sectors—energy, precious metals, industrial metals, agriculture and livestock. The Index can include futures contracts with maturities from around three months to three years. The average maturity as of June 2011 was 7.7 months. The CMCI is rebalanced monthly to reduce the risk of overconcentration in any one commodity.

CMCI Performance Drivers

Of the five sectors represented in the CMCI, the energy sector advanced most during the semi-annual period, increasing 8.74%. Energy is the heaviest weighting in the CMCI, comprising approximately 34% of the benchmark at the end of June. Energy prices were boosted primarily by Middle East and North Africa unrest and a weaker U.S. dollar. The U.S. Dollar Index7 fell 5.98% during the semi-annual period. Oil prices peaked in April when Brent crude oil topped $126 per barrel, and indeed Brent crude led the way among the various commodities within the sector during the semi-annual period, increasing 19.49%.

The precious metals sector also increased during the semi-annual period, gaining 6.47%. The silver sub-component of the index saw the biggest increase within the sector, up 12.13%. Gold prices also rallied, ending the semi-annual period trading at $1,500.35 per ounce. As with energy, a weak U.S. dollar and global geopolitical unrest, including Middle East and North African turmoil, along with low interest rates, supported the rise in precious metals prices.

The industrial metals sector increased only modestly, finishing the six months ended June 30 up just 0.25%, impacted by slower global economic growth and supply chain interruptions following Japan’s earthquake and tsunami. Weakness in nickel, zinc and copper prices was partially offset by increases in lead and aluminum prices.

Livestock declined, down 0.13% during the semi-annual period. The worst performer within the sector was live cattle, which fell 0.78%. High feed costs, signs of slacking U.S. demand and drought induced ranchers to sell off herds early in the year—which pressured prices, but increased export demand in the midst of diminished supplies—helped to boost prices in June.

Agriculture was the weakest performing sector during the semi-annual period, finishing down 1.98%. Wheat was the worst performer, falling 27.74%. The decline was due primarily to increased supply expectations and soft U.S. economic data that suggested weak U.S. demand. Corn prices, which fared better, nevertheless were additionally impacted, especially toward the end of the semi-annual period, by political pressure to reduce the corn-based U.S. ethanol subsidy and by increased U.S. government estimates of planted acreage and inventories.

CM COMMODITY INDEX FUND

Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security’s value. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these and other risk considerations, please refer to the Fund’s prospectuses, which should be read carefully before you invest. Again, the Fund offers investors exposure to the broad commodity markets, currently by investing in a combination of commodity-linked structured notes and swaps. The Fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes “qualifying income.”

We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Michael F. Mazier
Portfolio Manager

July 18, 2011

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules-based, composite benchmark index diversified across 26 commodities from within five sectors. The CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[2]

The Fund is passively managed and may not hold each CMCI component in the same weighting as the CMCI and is subject to certain expenses that CMCI is not. The Fund thus may not exactly replicate the performance of CMCI.

[3]

Dow Jones-UBS Commodity Index (DJ-UBS) is composed of futures contracts on 19 physical commodities covering seven sectors, specifically energy, petroleum, precious metals, industrial metals, grains, livestock and soft commodities.

[4]	S&P® GSCI Index (GSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. GSCI buys and sells short-term futures contracts.

[5]	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango.

[6]

Contango occurs when the price of a futures contract exceeds the expected spot price at contract expiration. In contango, when futures prices are falling, the seller benefits. Conversely, backwardation occurs when the price of a futures contract is below the expected spot price at contract expiration. In this scenario, when futures prices are rising, the buyer benefits.

[7]	The U.S. Dollar Index is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

UBS Bloomberg Constant Maturity Commodity Index
Target Weights as of 1H 2011
(unaudited)

Portfolio subject to change.

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—CMCAX

Year to Date	(3.61)%	2.25%

Life (since 12/31/10)	(3.61)%	2.25%

I shares—COMIX

Year to Date	n/a	2.48%

Life (since 12/31/10)	n/a	2.48%

Y shares—CMCYX

Year to Date	n/a	2.48%

Life (since 12/31/10)	n/a	2.48%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 2.09% / Net Expense Ratio 0.95%

*	I Shares: no sales or redemption charges
Gross Expense Ratio 2.42% / Net Expense Ratio 0.65%

*	Y Shares: no sales or redemption charges
Gross Expense Ratio 1.92% / Net Expense Ratio 0.70%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CM Commodity Index Fund

		Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period* January 1, 2011 - June 30, 2011

Class A	Actual	$ 1,000.00	$ 1,022.50	$ 4.76
	Hypothetical**	$ 1,000.00	$ 1,020.08	$ 4.76

Class I	Actual	$ 1,000.00	$ 1,024.80	$ 3.26
	Hypothetical**	$ 1,000.00	$ 1,021.57	$ 3.26

Class Y	Actual	$ 1,000.00	$ 1,024.80	$ 3.51
	Hypothetical**	$ 1,000.00	$ 1,021.32	$ 3.51

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2011), of 0.95% on Class A Shares,0.65% on Class I Shares,0.70% on Class Y Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

EMERGING MARKETS FUND

Dear Shareholder:

The Emerging Markets Fund declined 2.05% (Class A shares, excluding sales charge) for the six months ended June 30, 2011. The Fund underperformed its benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, which rose 1.03% for the same period, but outpaced the MSCI Emerging Markets Small Cap Index8, which fell by 3.59%.

The Fund, an actively managed portfolio focused on emerging market equity investments from around the world, looks to capitalize on opportunities derived both from strong long-term structural growth and from expanding domestic demand. Our portfolio management team—averaging 16 years of dedicated emerging market experience—employs a disciplined proprietary investment process. Our focused risk management aims to balance country, sector and stock concentration levels and liquidity requirements.

Market and Economic Review

Global equities broadly were resilient during the semi-annual period despite a deluge of unfavorable news, including the development of a soft patch in the U.S. economy, ongoing sovereign debt crises in Europe and the looming expiration of the Federal Reserve Board’s quantitative easing program, known as QE2, at the end of June 2011. Additional challenges came from exogenous shocks, such as political turmoil in the Middle East and North Africa, which heightened volatility in the energy sector. Also, the impact of the devastating earthquake and tsunami in Japan reverberated across the international equity markets, leading to supply chain disruptions in global industrial and technology sectors. Despite a backdrop of negative sentiment driven by these conditions, corporate earnings momentum generally remained positive, supporting modest gains for developed market equities. The U.S. equity market, as measured by the S&P® 500 Index2, increased 6.02%, and the developed international equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3, advanced 5.35%.

To compare, emerging market equities, as measured by the MSCI EM Index, recorded only a modest positive return, as the asset class was beset by heightened inflationary pressures with concomitant tighter monetary policy. In general, emerging market central banks have been raising benchmark interest rates since at least the middle of 2010, though they appeared, at the end of the semi-annual period, to be on the cusp of taking a more neutral stance as inflation pressures may be stabilizing. From a regional perspective, Emerging Europe, Middle East and Africa (EMEA) was the strongest performer, with the MSCI EM EMEA Index4 posting a 2.37% gain during the semi-annual period. EMEA benefited from particularly strong gains in Russia (+7.71%*). Russia’s equity market was boosted by improving market sentiment following a series of initiatives announced by President Dmitry Medvedev to modernize the economy and to try to eliminate corruption. Higher oil prices also supported Russia’s strong performance. Emerging Asia, as measured by the MSCI EM Asia Index5, also outperformed the broad MSCI EM Index, gaining 1.66% during the semi-annual period. Relative strength in the Emerging Asia region was driven primarily by Indonesia (+10.10%*), the fourth most populous nation in the world, where strong domestic consumption continued to drive secular economic growth. Conversely, India (-8.10%*) was a notable detractor, as higher interest rates led to tempered growth expectations. The Latin American region trailed, with the MSCI EM Latin America Index6 declining 1.70% as politics and monetary policy weighed on the equity markets of Peru (-17.58%*) and Brazil (-4.31%*), respectively.

From a sector* perspective, consumer discretionary and consumer staples were the best performers within the MSCI EM Index during the semi-annual period, as domestic demand and per-capita consumption trends within emerging markets generally remained on a positive trajectory. Information technology and materials were laggards, as these cyclical sectors were hampered by expectations of a moderation in global economic growth.

Fund Review

Throughout the semi-annual period, the Fund maintained an overweighted position in Emerging Asia at the expense of Latin America and EMEA. The Fund also maintained an overweighted exposure to small- to mid-capitalization companies, as these companies tend to be domestically focused with fundamentally stronger growth profiles and attractive valuations. At the same time, however, emerging market “smid caps” are subject to fluctuations in short-term market sentiment, especially when global risk appetite is curtailed due to broad macro headwinds. As such, during the semi-annual period, emerging market large-cap companies, as measured by the MSCI EM Large Cap Index7, rose 1.13%, outpacing emerging market smaller companies, as measured by the MSCI EM Small Cap Index8, which fell 3.59%. While the Fund underperformed the broad MSCI EM Index due in large part to its overweighting to smaller companies, it is well worth noting that, based on effective individual stock selection, the Fund outperformed the MSCI EM Small Cap Index during the semi-annual period.

As for individual holdings, the Fund’s performance benefited from its position in Mexican pawn shop operator First Cash Financial Services (position sold as of June 30), which performed well during the semi-annual period. Our investment team traveled to Mexico City last year to meet with the company’s management and take a tour of its operations. We left with a favorable outlook on the scalability of its businesses. Since the position was added to the Fund’s portfolio in the first quarter of 2010, the stock has doubled in price, with significant appreciation seen during the semi-annual period. Another strong performer for the Fund during the semi-annual period was Brazil’s Vale Fertilizantes (0.6% of Fund net assets†), as the company enjoyed a healthy level of profitability from being a fertilizer producer with significant access to phosphoric rock. Solid gains were achieved in its share price after the company’s majority owner decided to buy out minority shareholders at a substantial premium from where the Fund entered the position.

A strikingly large number of emerging market companies made efforts to list on exchanges during the first half of 2011 via initial public offerings (IPOs). After careful due diligence, the Fund established a position in one such offering, Russia’s NOMOS Bank (0.8% of Fund net assets†). NOMOS Bank had grown rapidly in the years leading up to its IPO through a combination of organic growth and accretive acquisitions. Since we established the Fund’s position in NOMOS Bank, its shares rose, benefiting from reports of better than expected first quarter results.

Detractors from the Fund’s semi-annual results included India’s Crompton Greaves (0.8% of Fund net assets†). Crompton Greaves manufactures, installs and services a variety of electrical and allied products, such as transformers, industrial motors and pumps used in energy, utility and industrial sectors. The company has had a strong history of consistently delivering relatively high levels of return on equity, but earnings results reported during the semi-annual period revealed an unexpected spike in its level of capital expenditure and a longer working capital cycle than anticipated, which the market interpreted as potentially diminishing profitability going forward.

Two other detractors from the Fund’s results during the semi-annual period were from within the frontier markets. We continue to believe frontier markets offer one of the most attractive, long-term growth investment opportunities within the broader emerging markets, but during the semi-annual period, discouraging global macro sentiment led to reduced investment flows into this segment of the emerging equity markets. Iron ore miner Bellzone Mining (0.6% of Fund net assets†) is listed as a U.K. company but operates in the Kalia prospect in the West African country of Guinea. We maintained a promising outlook for the company, but its stock price declined during the semi-annual period due to a lack of near-term catalysts. Bank of Georgia (1.0% of Fund net assets†) was also a detractor from the Fund’s semi-annual performance, though it had performed well in 2010. Its shares were pressured as sentiment for riskier assets turned despite improving fundamentals for this market leader in the Republic of Georgia.

As the semi-annual period progressed, we increased the Fund’s exposure to the energy sector, as supply constraints from production stoppages in Libya pushed oil prices higher. We also favored the coal mining industry, which we believe will be a key supplier to the increasing power demand of countries such as China and India. The Fund maintained its underweighted position in telecommunication services and utilities and its overweighted allocations to consumer discretionary and consumer staples. By country, the Fund had, at the end of June 2011, significantly underweighted positions in South Africa, Brazil and Turkey due to the uncertainty around the paths that their central banks may take in response to persistently high levels of domestic demand and inflation. The Fund had an overweighted allocation to China, with a number of positions in place meant to leverage off its government’s stated objectives of increased investment in low-income housing and to target challenges surrounding income disparity. Indonesia was also an overweighted position for the Fund. We maintained a particularly strong conviction in the long-term growth prospects of Indonesia’s banking sector, as credit penetration there is low and profitable opportunities, we believe, may be found in companies offering micro-loans to consumers and small businesses.

Outlook

Three pillars drive our relatively optimistic view for emerging market equities as we head into the second half of 2011. First is the likelihood of superior medium-term growth. Despite much of the concern being voiced about China’s ability to maintain its blistering pace of economic growth, the Asian superpower is likely, in our view, to remain the single largest contributor to global economic growth while maintaining a healthy appetite for commodities for some time to come. Second, low leverage ratios for emerging market countries, companies and households should allow, we believe, for greater economic stability in uncertain macro times, as the current sovereign debt crises plaguing global markets are, to date, very much a developed market-specific issue. Finally, emerging market central banks appear to be farther along in the process of normalizing monetary policy and to have significantly greater flexibility to adapt their stances in response to potential economic headwinds should they arise. At the end of the semi-annual period, most emerging market central

EMERGING MARKETS FUND

banks seemed keen to take their policy stance toward neutral, as economic growth moderated and inflation expectations tempered following a second-quarter decline in energy and food prices.

That all being said, we do see a meaningful possibility that global economic activity may soften during the balance of 2011 as major developed economies struggle to generate real economic growth momentum. Consequently, we intend to re-emphasize quality factors in our stock selection, as these stocks historically outperform in such conditions.

From a valuation perspective, emerging market equities were trading, at the end of the semi-annual period, at a modest but significant discount to their long-term historical average as well as to developed market equities. We believe this scenario provides investors with an opportunity to take advantage of the long-term growth prospects for the asset class at discounted levels. In our view, the case for investing in emerging market equities is well known by now, but the transition for emerging economies toward a level of modernization and efficiency comparable with that of developed markets is far from being completed. Indeed, the ongoing disparity between developed and emerging economies in such areas as standards of living, quality of infrastructure and availability of social and public services is still vast. We believe that the ongoing convergence of these factors brings sustainable, long-term investment opportunities and provides an attractive element of diversification considered by most to be essential in maintaining an efficient investment portfolio.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple	Edward M. Kuczma	Angus Shillington
Portfolio Manager	Analyst	Analyst

July 13, 2011

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of June 30, 2011.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EM), calculated with dividends reinvested, is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Index captures 85% of the publicly traded equities in each industry for 21 emerging markets. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[2]	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[3]	MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

[4]

MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

[5]	MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

[6]	MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

[7]	MSCI EM Large Cap Index is a subset of the MSCI EM Index, which targets a coverage range of around 70% of the free float-adjusted market capitalization in each market.

[8]	MSCI EM Small Cap Index is a subset of the MSCI EM Index, which provides an exhaustive representation of the small cap size segment.

EMERGING MARKETS FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of June 30, 2011. Portfolio subject to change.

*	Percentage of net assets.

**	Percentage of investments.

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—GBFAX

Year to Date	(7.71)%	(2.05)%

1 Year	22.13%	29.54%

5 Year	7.16%	8.43%

10 Year	10.92%	11.58%

Life (since 12/20/93)	8.46%	8.83%

C shares—EMRCX

Year to Date	(3.28)%	(2.31)%

1 Year	27.62%	28.62%

5 Year	7.66%	7.66%

Life (since 10/3/03)	14.28%	14.28%

I shares—EMRIX

Year to Date	n/a	(1.86)%

1 Year	n/a	30.06%

Life (since 12/31/07)	n/a	(2.86)%

Y shares—EMRIX

Year to Date	n/a	(2.12)%

1 Year	n/a	29.44%

Life (since 5/1/10)	n/a	15.99%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.65% / Net Expense Ratio 1.65%

*	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.53% / Net Expense Ratio 2.50%

*	I shares: no sales or redemption charges
Gross Expense Ratio 1.94% / Net Expense Ratio 1.25%

*	Y shares: no sales or redemption charges
Gross Expense Ratio 1.63% / Net Expense Ratio 1.63%

For the period May 1, 2011 until May 1, 2012, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.95% for Class A, 2.50% for Class C, 1.25% for Class I, and 1.70% for Class Y of the Fund’s average daily net assets per year. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*
June 30, 2011 (unaudited)

Tencent Holdings Ltd.
(Hong Kong, 2.0%)
Tencent Holdings provides Internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China and also provides online advertising services.

China Minsheng Banking Corp. Ltd.
(China, 2.0%)

China Minsheng operates in commercial banking businesses. The bank provides deposit, loan, settlement, discount, financial bond issuance, government bond underwriting and trading, letter of credit, bank guarantee, and other related financial services.

Localiza Rent a Car S.A.
(Brazil, 2.0%)

Localiza Rent a Car rents automobiles. The company owns and franchises locations in Brazil and elsewhere in Latin America. Localiza primarily operates through airport locations. The company also sells used cars and offers fleet management services.

Sberbank RF
(Russia, 2.0%)
Sberbank is the largest bank in Russia, providing a full range of commercial banking services.

Lukoil
(Russia, 1.8%)

Lukoil explores for, produces, refines, transports, and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels, and other petroleum products as well as operating refineries and gasoline filling stations in Russia and the United States. Lukoil transports oil through pipelines, and petroleum products with its fleet of ships.

Hyundai Mobis Co. Ltd.
(South Korea, 1.8%)

Hyundai Mobis manufactures and markets automotive parts and equipment, such as automotive service components, modules and systems. The company also contracts environmental projects, including sewage treatment plant and industrial waste water treatment plant construction.

Vale S.A.
(Brazil, 1.7%)

Vale produces and sells iron ore, pellets, manganese, alloys, gold, nickel, copper, kaolin, bauxite, alumina, aluminum and potash. The company is based in Brazil where it owns and operates railroads, maritime terminals and ships as part of the infrastructure required to bring their products to their customers.

Samsung Electronics Co. Ltd.
(South Korea, 1.7%)

Samsung manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, monitors, televisions and home appliances. The company also produces Internet access network systems and telecommunications equipment including mobile phones.

Tisco Financial Group PCL
(Thailand, 1.6%)

Tisco Financial is a bank holding company that offers working capital, project, term, automobile and home loans; custodian services; securities brokerage; mutual funds; and private banking; and advises on equity and debt capital markets, privatizations, debt restructuring, project finance and mergers and acquisitions.

BR Malls Participacoes S.A.
(Brazil, 1.5%)
BR Malls owns and operates shopping malls throughout Brazil.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period* January 1, 2011 - June 30, 2011

Class A	Actual	$1,000.00	$979.50	$8.10
	Hypothetical**	$1,000.00	$1,016.61	$8.25

Class C	Actual	$1,000.00	$976.90	$12.25
	Hypothetical**	$1,000.00	$1,012.40	$12.47

Class I	Actual	$1,000.00	$981.40	$6.14
	Hypothetical**	$1,000.00	$1,018.60	$6.26

Class Y	Actual	$1,000.00	$978.80	$8.00
	Hypothetical**	$1,000.00	$1,016.71	$8.15

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2011), of 1.65% on Class A Shares, 2.50% on Class C Shares,1.25% on Class I Shares,1.63% on Class Y Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

GLOBAL HARD ASSETS FUND

Dear Shareholder:

For the six months ended June 30, 2011, the Global Hard Assets Fund (Class A shares, excluding sales charge) posted a gain of 1.57% during what was an extremely volatile investment period. The Fund lagged the 5.62% return of its benchmark, the S&P® North American Natural Resources Sector Index1 (SPGINRTR), an index that measures the performance of commodity-related equities. In addition, the UBS Bloomberg Constant Maturity Commodity Index (CMCI)2, an index that measures the performance of commodities futures, gained 3.00% in the first six months, and the S&P® 500 Index3, representing the U.S. domestic equity market, was up 6.02%.

Although the Fund’s results were positive during the tumultuous first half, its performance did lag the benchmark as the result of its type of exposure within the energy space. It’s important to note that this performance lag was generated in the first quarter, as described in the paragraph below, and in the second quarter, the Fund outperformed the benchmark by 11 basis points.

Within this sector, the Fund was not invested in those well-known largest-cap integrated energy companies, such as Exxon Mobil, which performed well in the first half and helped boost the results of the Fund’s benchmark. Rather, we continued to seek out the longer-term performance potential of large- to medium-capitalization energy holdings outside the realm of the integrateds. At the same time, the fortunes of hard assets companies overall were dampened by increasing production and capital costs, particularly evident among gold miners. The double-edge sword of the current hard assets bull market is soaring commodity prices and a global mining boom that has created intense competition for equipment and labor, which is driving production costs higher.

We continue to believe that our long-term track record of consistent, solid risk-adjusted returns reflects skilled stock selection and disciplined risk management. Our 11-person investment team is among the industry’s largest, and includes three trained geologists, and several senior analysts with deep sector experience. We seek to invest in a diverse basket of commodity equity sectors—including energy, precious metals, base metals, agriculture and alternative energy—across several geographic regions.

Market and Environment Review

The first six months of 2011 were characterized by whipsawing markets that left investors confused and less tolerant of adding risk to their investment portfolios as the summer approached. As we near the three-year anniversary of the historic financial crisis, there is little agreement as to the state of health of global financial markets as they continue to stabilize. Although the first quarter was very positive, particularly for hard assets investors, the second quarter was extremely volatile, with commodity prices falling off from recent price highs. The precious metals sector was the only major commodities group to post gains in the second quarter, and the economically-sensitive energy sector was among the weakest performers. Gold bullion recorded an all-time high of $1,577 on May 2, but consolidated throughout the rest of the quarter to end June 30 at $1,500.35; bullion still managed to post a gain of 4.75% for the quarter (its eleventh straight quarterly gain), and was up 5.60% for the six-month period ending June 30. Silver prices boasted new highs in the first quarter, surging 21.82% to $37.67 per troy ounce, reaching a 31-year high and the lowest relative gold-to-silver ratio since 1983. However, in the second quarter, silver prices tested the $50-per troy-ounce record in early April only to pull back in May and June (still ending the half up 12.20%). Crude oil prices followed a similar roller-coaster path: after topping $106 a barrel in the first quarter (the highest closing price since September 2008), prices fell 10.59% in the second quarter to end June 30 at $95.42. Throughout the period, hard assets equities underperformed relative to their underlying commodities, as investor’s tolerance for risk diminished as the year progressed.

Thus far in 2011, hard assets markets continue to be dogged by the same gremlins that dominated in 2010: slower global economic growth, with particular concern about U.S. economic health; worsening sovereign debt crises in Europe and other developed regions; anticipation over diminishing fiscal support as quantitative easing ends; anxiety over supply constraints in several key commodities; and rising inflation among key emerging markets, including China, India and Brazil. In addition, early in the year, markets withstood the unpredictable black swans of civil unrest in the Middle East and North Africa (MENA), and Japan’s tragic March 11 Tohoku earthquake, tsunami, and the ensuing nuclear disaster. Although events in the MENA region, including the overthrow of the Tunisian president and the Egyptian government, carried profound geopolitical consequences, they had little impact on global economies until civil war spread to Libya. As production of light crude oil was disrupted in Libya, oil prices soared as investors were once again reminded of the importance of petroleum to the global economy.

Despite second quarter difficulties, the energy sector was one of the strongest performers overall during the first half of 2011. In the first quarter, political unrest in the MENA region more than offset the ample supply and slack demand conditions here in the U.S. However, in the second quarter, slowing global economic growth, along with the coordinated global release by the International Energy Agency of strategic petroleum reserves on June 23 created downward pressure on the energy sector. Crude oil prices gained 16.79% in the first quarter to reach $106 per barrel, then fell 11% in the second quarter to end June at $95 per barrel; net gains for the six months were 4.42%. As witnessed at the pump, gasoline prices were one of the best performing oil by-products, rising some 24% in the first half, despite the recent pullback. On the equity side, major oil companies gained 8.92% in the first half of 2011, as measured by the NSYE Arca Oil Index4 (XOI), and oil services stocks rose 9.94%, as measured by the Philadelphia Oil Services Index5 (OSX). The bulk of these advances were achieved in the positive first quarter. Natural gas stocks advanced 12.32% in the first half, as measured by the NYSE Arca Natural Gas Index6 (XNG), despite a decline in price of the commodity. Coal prices were rather range-bound during the period, while coal stocks, as measured by the Stowe Coal Index (TCOAL)7, declined 0.72%.

Given the global economic uncertainty, it was not surprising that gold bullion was supported throughout the first half of 2011. Deepening sovereign debt issues across the globe continue to strengthen the perception of gold as a sound currency alternative and financial safe haven. Greece (along with Ireland, Portugal and Spain) remained at the forefront of Europe’s woes, as it grows increasingly clear that Greece cannot service its debt without substantial assistance from other governments or international agencies. European authorities are desperately trying to avoid a Greek sovereign default, which has the potential to lead to widespread banking failures and contagion to other heavily indebted countries. Although Greece may be geographically and economically small in size, it is a substantial credit market participant and its default would have substantial repercussions worldwide. Japanese government debt was put on negative watch by Moody’s following the Tohoku earthquake, which disrupted an economy that was already struggling with persistently anemic growth, periodic deflation, an aging population, and high levels of government debt. The ratings agencies may revise their outlook on U.S. sovereign debt due to massive fiscal deficits and the government’s in ability to devise a workable plan. All of these issues have been, and should continue to be, very supportive of gold.

Finally, markets have been anticipating the end of fiscal relief as QE2, quantitative easing round two, concluded in late June. This monetary support, via a renewal of large-scale asset purchases by the U.S. government, proved very beneficial to hard assets investments in 2010, and into the first half of 2011. Expansive monetary policies from many of the OECD countries (the Organization for Economic Cooperation and Development–a group of 27 advanced and less advanced nations) also continued to drive demand for physical commodities, and helped support markets. However, as we enter July, the U.S. Federal Reserve and Treasury have concluded QE2, a nearly $3 trillion to bail out companies and stimulate the economy, having spent an estimated $3 for each dollar of GDP growth, hardly a bargain. Record low interest rates, home-buyer tax credits, mortgage assistance programs, and guarantees from federal agencies, have failed to put a floor under home prices. U.S. unemployment hovers near 9% and real GDP growth has stalled at 3%. As easing has ended, our economic weaknesses come into sharper relief; with this increased volatility for investors. At this writing, consumers, small businesses, and the public sector remained constrained by concerns ranging from the housing market to the debt and deficit struggles of governments at home and abroad.

Fund Review

Throughout the first half of 2011, we continued our investment strategy of seeking to achieve the appropriate balance between the short-term positive influences of supportive monetary policies (quantitative easing) and the negative drivers of increasing sovereign debt problems worldwide, stubborn unemployment here in the U.S., and budget deficits throughout the developed world. We did this by making decisions on an individual security basis rather than from any one sector perspective. With that said, energy holdings continued to remain a key theme of our strategy.

Energy Holdings

The Fund’s allocation to the energy sector decreased slightly in the six-month period, from 65.2% at the beginning of the year to 63.8% by June 30. We continued to favor positions in unconventional oil opportunities, international exploration and production companies, and oilfield services firms. We also maintained the Fund’s position in select high asset quality, U.S.-based natural gas-weighted exploration and production companies. For the six-month period, the Fund’s energy-related holdings generated divergent performance, and included the Fund’s biggest performance contributors, as well as its greatest detractors. Among the energy sub-sectors, as a group the Fund’s oil and gas exploration and production holdings were the lead performers.

Of the Fund’s top five performers in the first half of 2011, four were energy-related holdings. These holdings benefited both from the surge in the underlying price of oil and positive company news. The biggest contributor to Fund performance was Texas-based Cabot Oil & Gas (2.1% of Fund net assets†), an oil and gas exploration and production company, whose shares advance 75.4% year-to-date as of June 30. The company benefited from having premier acreage and ongoing

GLOBAL HARD ASSETS FUND

positive sentiment regarding the signing of three joint venture deals for operations in the Haynesville/Bossier shale region in the first months of 2011. Cabot also reported significant production growth, stable capital expenditures and increased production growth guidance for the third and fourth quarters of 2011, as its Marcellus shale output now exceeds 400 million cubic feet per day due to the Lathrop station coming online. Texas-based Holly Corp. (2.4% of Fund net assets†) was another top energy performer. The company’s shares rose 71.1% for the six-month period on positive crack spreads (i.e., the differential between the price of crude oil and petroleum products extracted from it), spreads between the prices of West Texas Intermediate (WTI) crude oil and Brent crude oil as well as access to favorable mid-continent refining. (Holly announced its merger on July 1 with fellow refiner Frontier Oil, not previously held by the Fund). Oilfield services giant Halliburton (3.8% of Fund net assets†) was a solid performer for the Fund, gaining 25.4% in the first half; the company beat quarterly earnings estimates in the first quarter, and benefited from positive news flow regarding U.S. pricing for its services and increased demand for its services internationally. Texas-based Halliburton is a good example of one of our key energy investment themes: an emphasis on major oilfield services companies that are benefiting from a strong North American rig count, an increase in capital spending, and service intensity in the international arena. Petrohawk (2.8% of Fund net assets†), another Texas-based oil and gas exploration and production company also contributed materially to Fund performance, given the 35.2% increase in its shares in the first half as it sold $1 billion in pipelines and other midstream assets to capitalize greater oil exploration.

By contrast, a notable performance detractor in the energy sector was Virginia-based Alpha Natural Resources (3.3% of Fund net assets†), the U.S.’s leading coal producer. The company’s shares fell 24.3% as it missed first quarter earnings estimates and continued to be pressured by investor concerns over the January 2011 acquisition of Massey Energy (not held by the Fund). The acquisition was announced in January and completed in early June. Massey was the owner of the West Virginia mine that was the site of a tragic explosion in April 2010. Oil services company Weatherford International (2.9% of Fund net assets†), based in Texas and the fifth largest oil services provider in the U.S., also experienced a tepid first six months of the year. Investors reacted to Weatherford’s $75 million settlement with British Petroleum (not held by the Fund) on last year’s Macondo well incident in the Gulf of Mexico, as well to the company’s scaling back of its international assumptions, lowered earnings per share estimates, higher expected tax rates and anticipated federal investigations. Pacific Rubiales (1.6% of Fund net assets†), which has operations in Colombia, Peru and Guatemala, was also a negative performer for the Fund in the first six months. The company was hurt by missing production estimates in the first quarter.

We anticipate that coal will continue to be a major theme within the Fund’s holdings despite the sub-sector’s lackluster performance year to date. Given significant demand from China and India, going forward we expect higher metallurgical coal prices for premium grades, those used in the steel-making process. Longer term, we remain positive on thermal coal and favor companies that are capable of growing production volumes. The Tokohu earthquake in Japan brought a new dimension to the thermal coal market, given that country’s disruption to nuclear energy, its main source of energy. Thermal coal is likely to be the biggest winner going forward. In contrast to our view on coal, we expect pressure on natural gas prices to continue in the coming months as nuclear utilization comes back online and supply growth remains well above expectations.

Precious Metals Holdings

The Fund’s allocation in precious metals decreased from 9.5% at yearend 2010 to 2.7% as of June 30.

The performance of gold shares was very disappointing in the first six months of 2011, despite the rally in gold prices. For the six months ended June 30, 2011, gold bullion gained $79.57 (+5.60%), while gold companies, as measured by the NYSE Arca Gold Miners Index (GDM)8, declined 10.84%. Demand for physical gold was strong in the first half, particularly from Asia. Inflationary pressures and negative real interest rates drove investment demand in India, China and other emerging markets. Despite these high prices, the World Gold Council reported an 11.4% increase in global gold demand in the first quarter with China alone reportedly purchasing 200 tonnes. The International Monetary Fund (IMF) reported that Mexico added approximately 100 tonnes of gold to its foreign exchange reserves, making it the first country in the western hemisphere to make a recent major gold purchase.

Normally, we would expect gold stocks to outperform its underlying metal when gold bullion price rises; however, it appears that the market has overreacted to rising costs, driving gold equity valuations to historic lows. We believe the key reason for the short-term underperformance of gold shares has been rising production and capital costs in the mining industry. Energy can make up as much as 40% of operating costs at an average gold mine. Therefore, it is not uncommon to see equity share prices lag when oil prices rise dramatically, as they have this year.

Among the Fund’s precious metals holdings, Canadian gold miners Osisko Mining (1.8% of Fund net assets†) and IAMGOLD (2.0% of Fund net assets†) contributed the most positive results in the first half. Osisko’s shares gained on the announcement an increase in its estimated gold resources at its new Malartic mine in Quebec. Canadian gold miner IAMGOLD benefited from news that its first quarter operating results show a 40% increase in production year over year, and a substantial increase in revenues. Senior management has been focusing on properties where IAMGOLD owns significant stakes or operates the mines, and has been selling off lower producing assets. Finally, Canadian gold miner Goldcorp (1.7% of Fund net assets†) gained 5.4% as the stock appears to be recovering from a disappointing 2010 when its performance was weighed down by acquisitions.

By contrast, Canadian gold miners Agnico-Eagle Mines (1.5% of Fund net assets†) and Kinross Gold (1.9% of Fund net assets†) underperformed with declines of 17.3% and 16.4% respectively. Ramping up of Agnico’s Meadowbank project in Nunavut, progress was hampered by a fire that destroyed the main kitchen, significant given that Meadowbank is a remote fly-in-fly-out Arctic mine that employs nearly 500 people. Shares of Kinross declined as the company missed 4Q EPS (earnings per share) estimates due to an increase in costs, and reported higher-than-expected capital expenditures. We believe the company continues to offer tremendous growth from current levels.

Base and Industrial Metals Holdings

The Fund’s allocation to base and industrial metals increased slightly from 12.4% at the beginning of the year to 13.0% as of June 30. This sector was one of the weakest performing sectors for the Fund. During the period, base metals lost ground, with the S&P® GSCI Industrial Metals Index (SPGSINTR)9 down 1.55%. Copper prices declined 1.77% in the first half; nickel, zinc and tin were off 5.35%, 3.63%, and 3.16%, respectively. Overall, weaker-than-expected global economic growth had a negative impact on base and industrial metals prices, and their corresponding equities. Electricity-intensive aluminum, on the other hand, saw its prices rise 2.51% in the six-month period, as the Tohoku earthquake and subsequent nuclear disaster in Japan increased the prospects of higher electricity input costs. Lead was another strong performing metal, rising 5.25%.

Copper miner First Quantum Minerals (2.7% of Fund net assets†) was the Fund’s fifth best performance contributor in the first half. The company advanced 34.9% on a positive reaction to the relative strength in prices of the underlying copper commodity, especially in June. First Quantum operates copper mines in Australia, Finland, Peru and Zambia, with its Kansanshi mine in the African copper belt showing particularly promising growth potential. African Minerals (0.48% of Fund net assets†), a mining group with assets in West Africa, also helped boost the Fund’s performance in the semi-annual period. The company signed a newsworthy deal with a Chinese steel-maker to develop its Tonkolili project in Sierra Leone, which has the potential to become one of the biggest iron ore mines in the world. Finally, we added Ohio-based Cliffs Natural Resources in June (1.0% of Fund net assets†), the largest producer of iron ore pellets in North America, and during this short period it had a positive impact.

In February, we sold the Fund’s holding in Arizona mining company Freeport-McMoRan Copper & Gold (position sold by June 30), which posted notably strong results in 2010. We made the decision to sell some of the more copper-sensitive equities, like Freeport, and trade into some of the copper companies that are more value-oriented, and geared toward volume growth and cost management. Teck Resources (1.0% of Fund net assets†), another copper miner, also contributed negatively to the Fund’s results on the back of lower commodity prices.

We continue to believe the performance of base metals equities may continue to struggle in the short term given increasing inventories, a moderation in demand from China, and higher mining and extraction costs. The themes shaping our current outlook for metals are centered on the divergence that exists between base and industrial metals. If energy prices continue to move up, there is continued risk to global economic growth, and this is likely to dampen global demand for base and industrial metals. In the first half, this prompted us to move to a slightly more defensive stance in terms of our base and industrial metals holdings.

Agriculture and Other Holdings

The Fund’s investments in the agriculture arena, which accounted for 3.8% of the Fund’s net assets as of June 30, provided positive results in the first half. We have been bullish on the agribusiness space since 2010, albeit in terms of commodities rather than equities. Potash Corp. (1.9% of Fund net assets†) was a strong performer for the Fund, given the strength of potash fertilizer, which has benefited from very tight supplies and higher agricultural commodity prices. Relative to other fertilizers, potash pricing has historically been more stable, and we believe it had more potential to benefit coming into 2011. Elsewhere, the alternative energy, paper and forest products, real estate and chemicals sub-sectors represented small allocations that were not major contributors to the Fund’s results.

GLOBAL HARD ASSETS FUND

At this writing, we continue to favor the energy sector of the hard assets universe, specifically oil-weighted exploration and production companies and oil service companies. With the advent of unconventional oil plays opening up around the U.S., several of the companies in the Fund’s portfolio are anticipated to show meaningful oil-weighted production growth over the next few years. Our preference for oil service companies lies with those companies exposed to the booming North American service market as well as those exposed to the international spending cycle. We continue to have a positive view on coal companies, as supply constraints and improving demand, especially from the emerging markets, is likely to continue to drive profits for metallurgical and thermal coal producers. We also continue to have a positive view on the base and industrial metals sector. Equity valuations within this sector generally remained attractive at the end of the quarter with shares trading at levels last seen in early 2009. Cash flow generation has rebounded, and with it company balance sheets have improved. These improved fundamentals have led to massive capital expenditure programs. We also anticipate announcements of share buybacks, increased dividends and/or special dividends among several base metal companies in the months to come. Finally, gold should continue to benefit both from the risky financial and economic environment. As uncertainty with fiat, or central-bank issued, currencies continues throughout the world, we expect gold to increasingly be viewed as a safe haven.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Global Hard Assets Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds	Joseph M. Foster	Samuel R. Halpert
Co-Portfolio Manager	Co-Portfolio Manager

Charl P. de M. Malan	Geoffrey R. King	Edward W. Mitby	Mark Miller

Gregory F. Krenzer	Luke Desmond	Christopher Mailloux

July 14, 2011

†	All Fund assets referenced are Total Net Assets as of June 30, 2011.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

[2]

UBS Bloomberg Constant Maturity Commodity Index (CMCI) is a rules-based, composite benchmark index diversified across 26 commodities from within five sectors. CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[3]	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[4]

NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

[5]

Philadelphia Oil Service Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

[6]

NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

[7]

Stowe Coal IndexSM (TCOAL) is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

[8]	NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[9]	S&P® GSCI Industrial Metals Index (SPGSINTR) measures performance of the industrial metals sub-sector of the S&P® GSCI Total Return Index, referenced above.

GLOBAL HARD ASSETS FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of June 30, 2011. Portfolio subject to change.

*	Percentage of net assets.

**	Percentage of investments.

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—GHAAX

Year to Date	(4.27)%	1.57%

1 Year	39.62%	48.15%

5 Year	9.53%	10.83%

10 Year	17.01%	17.71%

Life (since 11/2/94)	13.17%	13.57%

C shares—GHACX

Year to Date	0.19%	1.19%

1 Year	46.01%	47.01%

5 Year	9.98%	9.98%

10 Year	16.80%	16.80%

Life (since 11/2/94)	12.90%	12.90%

I shares—GHAIX

Year to Date	n/a	1.74%

1 Year	n/a	48.66%

5 Year	n/a	11.28%

Life (since 5/1/06)	n/a	9.60%

Y shares—GHAYX

Year to Date	n/a	1.70%

1 Year	n/a	48.48%

Life (since 5/1/10)	n/a	19.00%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.33% / Net Expense Ratio 1.33%

*	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.09% / Net Expense Ratio 2.09%

*	I Shares: no sales or redemption charges
Gross Expense Ratio 1.00% / Net Expense Ratio 1.00%

*	Y Shares: no sales or redemption charges
Gross Expense Ratio 1.11% / Net Expense Ratio 1.11%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*
June 30, 2011 (unaudited)

Halliburton Co. (U.S., 3.8%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Anadarko Petroleum Corp. (U.S., 3.7%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Schlumberger Ltd. (U.S., 3.7%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Newfield Exploration Co. (U.S., 3.4%)

Newfield Exploration Company is an independent oil and gas company which explores, develops and acquires oil and natural gas properties. The company operates in the Gulf of Mexico, in the onshore United States Gulf Coast, within the North Sea, within Malaysia, and in the Bohai Bay in China.

Alpha Natural Resources, Inc. (U.S., 3.3%)

Alpha Natural Resources extracts, processes, and markets steam and metallurgical coal. The company conducts operations from surface and underground mines located in the northern and central Appalachian regions and Colorado, all located in the United States. Alpha Natural Resources markets its coal to electric utilities, steel and other industrial producers.

Occidental Petroleum Corp. (U.S., 3.0%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, vinyls and performance chemicals. Occidental gathers, treats, processes, transports, stores, trades and markets crude oil, natural gas, NGLs, condensate and carbon dioxide (CO2) and generates and markets power.

Weatherford International Ltd. (Switzerland, 2.9%)

Weatherford is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The company operates in approximately 100 countries through approximately 800 locations situated in nearly all of the oil and natural gas producing regions in the world.

Newmont Mining Corp. (U.S., 2.8%)

Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, New Zealand and Mexico. Newmont also mines and processes copper in Indonesia.

Petrohawk Energy Corp. (U.S., 2.8%)

Petrohawk Energy is an oil and gas company. The company participates in the exploration and production of natural gas and crude oil. Petrohawk’s operations are currently focused in proven oil and gas producing trends primarily in South Texas, Louisiana and Central California.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period* January 1, 2011 - June 30, 2011

Class A	Actual	$1,000.00	$1,015.70	$6.64
	Hypothetical**	$1,000.00	$1,018.20	$6.65

Class C	Actual	$1,000.00	$1,011.90	$10.44
	Hypothetical**	$1,000.00	$1,014.41	$10.45

Class I	Actual	$1,000.00	$1,017.40	$4.98
	Hypothetical**	$1,000.00	$1,019.86	$4.98

Class Y	Actual	$1,000.00	$1,017.00	$5.54
	Hypothetical**	$1,000.00	$1,019.30	$5.54

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2011), of 1.33% on Class A Shares, 2.09% on Class C Shares,1.00% on Class I Shares,1.11% on Class Y Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

INTERNATIONAL INVESTORS GOLD FUND

Dear Shareholder:

The International Investors Gold Fund declined 9.84% (Class A shares, excluding sales charge) for the six months ended June 30, 2011. Due primarily to individual stock selection, the Fund outperformed its benchmark, the NYSE Arca Gold Miners (GDM) Index1, which fell 10.84%, for the same period. The Fund, an actively managed portfolio investing in gold mining equities, has a 40+ year track record. Our specialized investment team, led by geologist Joe Foster, who has been a part of the Fund’s investment team since 1996, conducts regular on- and under-the-ground research to access mining efficiencies and opportunities. We believe that gold can provide a hedge against financial assets in volatile markets or inflationary periods, and that gold, as an asset class, will continue to be fueled by investment demand and ongoing supply constraints.

For the semi-annual period, gold bullion prices gained $79.57 per ounce, or 5.60%, to close on June 30, 2011 at $1,500.35 per ounce. Following stellar 2010 performance, the precious metal began the year with weakness, hitting its first-half 2011 low of $1,308 per ounce on January 28. Strength then returned to the market, as gold bullion prices trended to an all-time high of $1,577 per ounce on May 2. Gold bullion prices consolidated since May when increased margin requirements for silver sparked a selloff in commodities.

While gold mining companies benefited financially from higher gold bullion prices, few stocks were able to outshine the underlying precious metal during the period. We believe the key reason for the underperformance of gold shares was rising production and capital costs in the mining industry. Energy can make up much as 40% of operating costs at a gold mine. Therefore, it is not uncommon to see share prices lag when oil prices rise dramatically. For 2011, gold mining companies have been using $80 to $90 per barrel crude prices for budget forecasting purposes. Crude oil, however, remained above $95 per barrel at the end of June 2011. In addition, other commodities vital to mining, such as copper and steel, rose. High commodity prices have brought a global mining boom with competition for equipment and labor that drove costs further.

Normally, we expect gold stocks to outperform the precious metal when the bullion price rises. During this semi-annual period, though, it appeared that the market overreacted to the rising costs, driving gold equity valuations to historic lows. Despite the cost pressures, the gold mining industry was quite profitable. RBC Capital Markets, a global investment bank, is forecasting EBITDA (earnings before interest, taxes, depreciation and amortization) margins of 51% for the gold mining industry for the year 2011. Indeed, with strong cash flows, many gold mining companies began contemplating new dividend policies. Historically, dividend yields have averaged less than 1% for the gold mining industry. On April 7, 2011, Newmont Mining (4.6% of Fund net assets†) substantially increased its dividend and linked it to changes in the gold price. Newmont Mining’s yield at the end of the semi-annual period was 1.5% and carried leverage to gold. Other companies are considering similar moves.

Market and Economic Review

The year 2011 started with a revolution that began in North Africa and spread through the Middle East. Gold bullion prices failed to react to the overthrow of the Tunisian president and the Egyptian government, as these events carried profound geopolitical consequences but had little impact on global economies, trade or financial security beyond those countries. It was not until February, when civil war broke out in Libya, a producer of light crude oil, that the gold market reacted. Gold ended its January correction and bullion prices moved to new highs in March.

Also underpinning gold prices were sovereign debt issues that continued to worsen around the globe. The intractable European sovereign debt crisis moved back into the headlines in March 2011 when Portugal’s parliament rejected an austerity plan and the nation’s prime minister resigned. Japan’s debt suffered downgrades following the earthquake, tsunami and nuclear disaster there. In April 2011, Standard & Poor’s revised its outlook on U.S. sovereign debt from stable to negative based on massive fiscal deficits and the lack of a plan to deal with them. Greece moved to the forefront again as it became clear the country could not service its debt without substantial aid from other governments or international agencies. European authorities are trying desperately to avoid a Greek sovereign default, which could lead to banking failures and contagion to other heavily indebted nations. Greece’s sovereign debt was downgraded during the semi-annual period, and Standard & Poor’s stated it may lower its rating further if a plan by banks to roll over their Greek debt is implemented. All of these sovereign debt crises were supportive of gold as a sound currency alternative and financial safe haven.

Demand for physical gold was strong during the period, particularly from Asia. Inflationary pressures and negative real interest rates drove investment demand for gold in India, China and other emerging markets. Despite the high prices, the World Gold Council reported an 11.4% increase in global gold demand in the first quarter of 2011, with China reportedly purchasing 200 tonnes. The International Monetary Fund reported that Mexico added about 100 tonnes of gold to its foreign exchange reserves, the first country in the western hemisphere to make a major gold purchase in some time.

Fund Review

Despite the disappointing absolute performance by the Fund, it outperformed on a relative basis due primarily to effective individual stock selection as several of the Fund’s top ten equity holdings posted gains during the semi-annual period. For example, shares of Canada’s New Gold (4.1% of Fund net assets†) advanced 5.4% as the market approved of its June 1st acquisition of Canadian junior, or small-cap, gold miner, Richfield Ventures. The Fund had held a modest position in Richfield Ventures at the time of acquisition. The deal gives New Gold the Blackwater project in British Columbia, which we believe will become an attractive mine development. Other top ten Fund positions that performed well during the semi-annual period included Osisko Mining (4.6% of Fund net assets†) and Goldcorp (8.5% of Fund net assets†), both Canadian companies. Osisko Mining saw its shares advance 6.5% as the company poured its first gold at the new Malartic mine in Quebec. Shares of Goldcorp gained 5.4% during the semi-annual period as the stock appeared to be recovering from a disappointing 2010 when its performance was weighed down by acquisitions.

Several of the Fund’s smaller-cap positions, or junior miners, outperformed the GDM even more dramatically during the first half of 2011. Shares of the U.S.’ Allied Nevada Gold (1.4% of Fund net assets†) gained 34.4% on positive exploration results from its Hasbrook property in central Nevada and steady improvements at its Hycroft mine in northern Nevada. Tahoe Resources (1.8% of Fund net assets†), another junior miner, saw its shares advance 26.3% during the semi-annual period given encouraging drill results from its Escobel property in Guatemala. We believe Escobel may well become a world class silver producer.

Conversely, Agnico-Eagle Mines (5.7% of Fund net assets†) and Kinross Gold (6.1% of Fund net assets†), both Canadian companies among the Fund’s top ten positions, underperformed the GDM with share price declines of 17.3% and 16.4%, respectively, during the semi-annual period. Agnico-Eagle Mines’ performance was impacted by negative news flow. Specifically, the ramping up of its Meadowbank project in Nunavut, Canada was hampered by a fire that destroyed the kitchen. Meadowbank is a remote fly-in/fly-out arctic mine that employs nearly 500 people. As for Kinross Gold, we know of no negative news for the company during the semi-annual period. The company, in our view, continues to offer tremendous growth opportunities from current levels beginning in a couple of years. Perhaps the market did not yet discount this growth potential.

Among the Fund’s junior miners, Canada’s Rubicon Minerals (0.5% of Fund net assets†) experienced a 38.4% share price decline following a disappointing preliminary economic assessment of its Phoenix gold project in Ontario. We believe the project will become a profitable mine even though cost estimates were higher than the market had anticipated, and thus we continued to hold the position in the Fund. Shares of Canada’s Bear Creek Mining (0.7% of Fund net assets†) declined 58.2% during the semi-annual period due primarily to politics in Peru, where it operates several projects. The victory of a leftist presidential candidate in early June 2011 sparked violent anti-mining protests that caused the government to cancel the mining permits of one of Bear Creek Mining’s two silver projects. Fortunately, the company has a second larger project that will certainly become its main focus going forward, and thus we maintained the Fund’s position in Bear Creek Mining.

Outlook

Without upward momentum from the price of gold bullion, gold shares may continue to languish at historically low valuations through the summer, typically the weakest season for gold in terms of both jewelry and investment demand. In our view, until a more positive trend develops, the market will probably continue to focus on company negatives, such as cost inflation and geopolitical risk, while ignoring the positives that include earnings growth, exploration results and dividend payouts.

From a broader perspective, government meddling in markets and creating liquidity where none is needed could promote imbalances in and risks to the financial system that may benefit gold in the coming months. With the expiration of the Federal Reserve’s (the “Fed’s”) quantitative easing program, known as QE2, at the end of June 2011, we believe the government will find other ways to pump liquidity into the system if economic weakness persists. Almost certainly, the Fed will remain the largest buyer of U.S. Treasuries, as it continues to purchase $10 to $15 billion of the securities each month with principal from its mortgage holdings. Juggling assets on its $2.5 trillion balance sheet, capping long-term interest rates, or cutting interest rates on excess reserves that the Fed pays to banks are ways of increasing liquidity while avoiding the now politically unpopular quantitative easing label. The U.S. government may also seek ways to intervene in markets to attempt to meet its economic objectives, as it appears may have happened when the International Energy Agency

INTERNATIONAL INVESTORS GOLD FUND

announced on May 2 plans to sell some of its strategic oil reserves for only the third time in history. To us, with gasoline prices down and Libya’s Gadhafi nearly defeated, the oil sale looked more manipulative than strategic.

Another significant trend that we expect to impact the gold market going forward is the increasing number of investors on a global basis favoring the addition of physical gold to their portfolios. There have been significant efforts in China to make gold available to investors through its banking system. Bank of America Merrill Lynch has begun to offer gold coins and bars through its brokerage system in the U.S. Utah passed the Legal Tender Act of 2011, which makes it legal for its residents to use gold or silver coins as cash based on their weight. Several other states are considering similar laws. The European Parliament’s Committee on Economic and Monetary Affairs agreed unanimously to allow central counterparties to accept gold as collateral. JPMorgan Chase, along with a number of other banks, exchanges and clearing houses, now accept gold as collateral. It is also widely believed that the Basel Committee on Banking Supervision, a multi-national forum for regular cooperation on banking supervisory matters worldwide, is considering upgrading gold to Tier 1 status. Following the painful financial events experienced by many since 2008, it would seem by these actions that many investors are coming to understand what defines money, how value is preserved and how fiat, or central-bank issued, currency can destroy wealth when not managed properly. We believe the value of the U.S. dollar as a world reserve currency has diminished. In the absence of another sound fiat currency to take its place, it looks as if the market is increasingly assigning world reserve currency status to gold. It may be ironic to some that modern finance now looks to an ancient relic to provide financial stability and security.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster	Charl P. de Malan
Portfolio Manager	Senior Analyst

July 13, 2011

†	All Fund assets referenced are Total Net Assets as of June 30, 2011.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of June 30, 2011. Portfolio subject to change.

*	Percentage of net assets.

**	Percentage of investments.

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—INIVX

Year to Date	(15.03)%	(9.84)%

1 Year	13.22%	20.13%

5 Year	16.17%	17.55%

10 Year	26.26%	27.01%

Life (since 2/10/56)	11.13%	11.25%

C shares—IIGCX

Year to Date	(11.10)%	(10.20)%

1 Year	18.24%	19.24%

5 Year	16.69%	16.69%

Life (since 10/3/03)	20.93%	20.93%

I shares—INIIX

Year to Date	n/a	(9.78)%

1 Year	n/a	20.39%

Life (since 10/2/06)	n/a	23.75%

Y shares—INIYX

Year to Date	n/a	(9.83)%

1 Year	n/a	20.23%

Life (since 5/1/10)	n/a	16.54%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.17% / Net Expense Ratio 1.17%

*	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 1.94% / Net Expense Ratio 1.94%

*	I shares: no sales or redemption charges
Gross Expense Ratio 0.97% / Net Expense Ratio 0.97%

*	Y shares: no sales or redemption charges
Gross Expense Ratio 1.07% / Net Expense Ratio 1.07%

For the period May 1, 2011 until May 1, 2012, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 1.95% for Class C, 1.01% for Class I, and 1.11% for Class Y of the Fund’s average daily net assets per year. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

TOP TEN EQUITY HOLDINGS*
June 30, 2011 (unaudited)

Goldcorp, Inc.
(Canada, 8.5%)
Goldcorp is a major North American gold producer. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Kinross Gold Corp.
(Canada, 6.1%)

Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in the United States, West Africa, South America and the Russian Far East.

Agnico-Eagle Mines Ltd.
(Canada, 5.7%)

Agnico-Eagle Mines is a gold producer with its main development activities in Finland, Mexico and Nunuvut. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Randgold Resources Ltd.
(United Kingdom, 5.4%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The group has interests in Cote d’Ivoire, Mali, Democratic Republic of Congo, and Senegal.

IAMGOLD Corp.
(Canada, 4.9%)
IAMGOLD explores and develops mineral properties. The company’s key areas of exploration are Canada, West Africa and Surinam.

Osisko Mining Corp.
(Canada, 4.6%)
Osisko Mining is a gold exploration and mining company that operates the Canadian Malartic gold mine in Quebec, Canada.

Newmont Mining Corp.
(U.S., 4.6%)

Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, New Zealand and Mexico. Newmont also mines and processes copper in Indonesia.

Newcrest Mining Ltd.
(Australia, 4.5%)

Newcrest Mining is a gold mining, exploration and production company. The company mines and explores at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia, the Telfer mine in Western Australia, and the Lihir and Hidden Valley projects in Papua New Guinea.

New Gold, Inc.
(Canada, 4.1%)
New Gold acquires, explores, and develops gold properties in Mexico, Canada, and Australia.

SPDR Gold Trust
(U.S., 4.0%)
SPDR Gold Trust is an exchange-traded fund whose investment objective is for its shares to reflect the performance of the price of gold bullion, less the Trust’s expenses.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com.

INTERNATIONAL INVESTORS GOLD FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period* January 1, 2011 - June 30, 2011

Class A	Actual	$1,000.00	$901.60	$5.51
	Hypothetical**	$1,000.00	$1,019.00	$5.85

Class C	Actual	$1,000.00	$898.00	$9.13
	Hypothetical**	$1,000.00	$1,015.17	$9.70

Class I	Actual	$1,000.00	$902.20	$4.58
	Hypothetical**	$1,000.00	$1,019.98	$4.86

Class Y	Actual	$1,000.00	$901.70	$5.06
	Hypothetical**	$1,000.00	$1,019.47	$5.38

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2011), of 1.17% on Class A Shares, 1.94% on Class C Shares, 0.97% on Class I Shares, 1.07% on Class Y Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

The Multi-Manager Alternatives Fund gained 1.18% (Class A shares, excluding sales charge) for the six months ended June 30, 2011, outperforming its benchmark, the HFRX Global Hedge Fund Index1, which declined 2.12%. The S&P® 500 Index2 gained 6.02% for the same period. Many hedge fund indices realized negative performance in the first half of 2011. Overall, correlations between asset classes rose, making it difficult to generate alpha3 through superior stock selection or asset allocation. In addition, some hedge funds flocked to information technology and energy stocks, which fell dramatically in May and June. May proved to be the most difficult month for the Fund, although it bounced back with solid outperformance in June.

The Fund is a hedge-style mutual fund that can allocate among long/short equity, distressed debt, market neutral, global macro, managed futures and other alternative investment strategies. The Fund’s objective is to produce consistent (absolute) returns in various market cycles. In this context, our investment team—which averages eight years’ experience in managing a multi-manager, hedge-style mutual fund strategy—manages the Fund with a goal of consistent returns, low beta4 and low volatility. We intend to continue to search for alpha-generating strategies with repeatable processes that exist within stable business models. While the Fund was at the higher end of its beta range (typically 0.1-0.35 to the S&P 500 Index) for a good portion of the period, we tactically reduced beta during the month of May. This benefited the Fund through most of June. At the end of the period, the Fund remained at the lower end of its beta range, but going forward we intend to look to opportunistically cover some of our hedges as the market appeared to be shaking off recent economic headwinds. The mutual fund structure of the Fund provides portfolio transparency, daily valuation and liquidity unlike many unregistered hedge funds.

Market and Economic Review

The semi-annual period was a tale of four strong months in the equity markets and two weak months, with momentum dissipating along the way. Equity markets generally moved higher through April on the back of improved economic data and accommodative monetary policy from the Federal Reserve Board (the “Fed”). As the Fed’s second round of quantitative easing approached its scheduled expiration at the end of June, investors expressed their concern by selling heavily through May and most of June. Investors subsequently seemed to view the sell-off as a buying opportunity, as the broader equity markets staged a rally in the very last week of June.

With the Fed seemingly stuck between a rock and a hard place as the federal deficit piled up and economic headwinds remained persistent, there were some pockets of outperformance in the equity markets during the semi-annual period. The health care sector provided the strongest return. Also, gold was perceived as a safe haven for investors who see inflation looming as a result of the Fed’s loose monetary discipline. However, while most hard asset commodities began 2011 with positive momentum, they fell back equally as fast as equities, ending the semi-annual period up only marginally. Momentum sectors, such as information technology and energy, similarly started the period strong and then fell back to flat before finishing the semi-annual period on a positive note. Emerging equity markets showed mixed results for the first half. In our view, two overriding themes emerged during the semi-annual period. One was the accounting liabilities of Chinese equities trading on U.S. exchanges, with many stocks halting trading for extended periods. Second was the resurgence of Initial Public Offerings, especially in the information technology sector. On the fixed income side, high yield corporate bonds performed in line with equities, whereas municipal bonds performed surprisingly well.

Fund Review

The Fund, as mentioned, posted positive results during the semi-annual period, outperforming the HFRX Global Hedge Fund Index. Importantly, the Fund also generated a lower standard deviation5 than both the HFRX Global Hedge Fund Index and the S&P 500 Index during the semi-annual period. Indeed, the Fund displayed lower volatility than either of the indices’ volatility with a standard deviation of 3.07% versus 3.66% for the HFRX Global Hedge Fund Index and 7.62% for the S&P 500 Index. Also, the Fund’s beta of just 0.29 to the S&P 500 Index was lower than the HFRX Global Hedge Fund Index’s comparable beta of 0.48. (All figures are based on monthly data.)

During the semi-annual period, we continued to broaden the diversification of the Fund’s portfolio by adding three new sub-advisers—Millrace Asset Group, Inc (“Millrace”) and Coe Capital Management, LLC (“Coe”), long/short equity managers that each have a long track record of strong alpha generation in various market conditions, and Acorn Derivatives Management Corp. (“Acorn”), a firm whose arbitrage strategy tends to outperform in flat to down markets and historically protects capital in bull markets by lightening exposure and even exiting the markets at times. We also hired Medley Credit Strategies, LLC (“Medley”, f/k/a Viathon Capital, LLC).

MULTI-MANAGER ALTERNATIVES FUND

We redeemed two investments within the arbitrage strategy during the semi-annual period. In January, we redeemed from The Arbitrage Fund (“Arbitrage”). Our investment committee felt that though the Arbitrage team is highly skilled and runs a quality, low risk strategy, it is nearly impossible for them to generate double-digit annualized returns through merger arbitrage due to mutual fund leverage restrictions. Also, in March, we redeemed the Fund’s allocation to Centaur Performance Group, LLC (“Centaur”), as Centaur had decided to make a broad change to its strategy and to its team. While the Fund had garnered solid, slow and steady performance from Centaur, our investment committee was not comfortable with the changes being made.

We added two hedge-style mutual fund investments in March with the proceeds made available from the redemption from Centaur. The first was Marketfield Fund (“Marketfield”), a discretionary macro, long/short equity strategy run by Michael Aronstein. Mr. Aronstein historically has run the strategy with a long bias but will establish short positions to generate alpha should conditions warrant it, as was the case in 2008 when Marketfield profited from short positions in the financials sector. Mr. Aronstein is not averse to taking a contrarian view. The second mutual fund we added to the Fund is AQR Diversified Arbitrage Fund (“AQR Diversified Arbitrage”). This manager utilizes proprietary trading models and a research-driven strategy with a strict process and investment parameters to invest across three different types of arbitrage—merger arbitrage, convertible arbitrage and event-driven arbitrage, which includes arbitrage opportunities that may arise from corporate spin-offs, high yield corporate bonds, dual-class securities, closed-end funds and more.

As of June 30, 2011, the Fund had assets allocated to six sub-advisers and was invested in a variety of open-end mutual funds, ETFs, two UCITS6 Funds, structured notes and other securities.

Long/Short Equity Strategy

The Fund’s long/short equity investments delivered mixed performance during the semi-annual period, as equity correlation remained high making it difficult to generate alpha through fundamental bottom-up stock selection.

Sub-Adviser Primary Funds, LLC (“Primary”) (9.19% of Fund net assets†) performed well early in 2011, as it was tilted toward long positions in information technology and energy stocks. Primary took some profits, but remained long biased in these sectors, as its investment orientation remained toward economic recovery. While it did significantly reduce the net and volatility exposures in response to market uncertainty surrounding global events, it remained invested in later-cycle companies operating in global industries, such as an oil and gas rig equipment supplier, a diversified semiconductor and components manufacturer and a construction and facilities management company. Primary’s short positions had exposure to consumer discretionary spending and health care, primarily in the U.S., where the sub-adviser believed continued high unemployment and commodity inflation would hamper growth in consumer spending. Valuations underlying Primary’s positioning supported the strategy, where many long positions were at attractive discounts to relative S&P 500 measures and short positions were at a premium. That said, Primary lost much of its early 2011 performance in May and June when cyclical sectors sold off and more defensive sectors were in favor. Primary employs a balanced, or low net exposure, long/short equity strategy that focuses primarily on mid-cap companies across multiple sectors. Its approach is a fundamentally-driven one, taking into account a top-down view of the economy broken down by sector.

As mentioned earlier, we established Fund positions in Sub-Advisers Millrace (9.18% of Fund net assets†) and Coe (9.12% of Fund net assets†) during the semi-annual period. Millrace began trading for the Fund at the beginning of June and Coe in the third week of June. In the weeks since funding these two sub-advisers, which were among the volatile of the period, each was profitable for the Fund. Millrace utilizes a fundamental, bottom up, long/short equity strategy, focused on small/mid cap U.S. equities. Coe is also a long/short equity strategy, focused on small/mid cap U.S. equities, but is highly catalyst driven in nature, trading around various events that may cause fluctuations in prices.

The Fund’s long/short equity mutual fund holding, Highland Long/Short Equity Fund (“Highland”) (4.99% of Fund net assets†), was a disappointment, declining marginally during the semi-annual period. Nevertheless, we maintained the Fund’s position in Highland.

Fixed Income Strategy

We significantly reduced the Fund’s exposure to the fixed income strategy during the semi-annual period, primarily by redeeming the Fund’s positions in several actively managed fixed income funds. High yield corporate debt had had a run of strong performance in 2009 and 2010, and our investment committee felt that better risk/reward opportunities lay elsewhere. The Fund’s sole fixed income investment for most of the semi-annual period was Sub-Adviser Medley Capital (which, as mentioned earlier, purchased Viathon) (11.12% of Fund net assets†). The strategy did not change as a result of the acquisition, and we felt comfortable with this investment because the strategy is consistently run with significant short exposure and low beta to the broader markets.

Despite the strong run in 2009 and 2010, the credit markets continued to perform well during the semi-annual period. Returns, new issuance and mutual fund inflation were particularly robust during the first four months of 2011, though the markets did struggle in May and June as weak economic data, record new issue volume and sovereign debt concerns eventually tempered risk appetites. During the semi-annual period, lower quality issuers outperformed, especially during the first quarter. Mutual fund inflows into the high yield asset class were strong during the first quarter, helping to fuel the market’s increased risk appetite for a record volume of new high yield issuance. Year-to-date through June 30 high yield issuance of approximately $180 billion was predominantly used to refinance shorter maturity bonds and bank debt, significantly denting the “maturity wall” that was a cause for much concern over the past year or two.

Medley Capital entered 2011 positioned for a tighter credit spread environment. As the market rallied, the sub-adviser began to take profits in several of its higher beta, long risk positions, including Ono, First Data and Rite-Aid. The credit markets then continued to rally into March and April, motivating Medley Capital to adopt a more cautious risk attitude. Although the sub-adviser believed such a stance was appropriate, it consequently did not fully participate in the later stages of the credit rally that materialized during March and April. Medley Capital maintained its risk-averse profile during May and June, as it believed that short risk positions in names including Best Buy, Range Resources and Borgata represented a compelling opportunity. The high yield corporate market generated negative returns during May and June, vindicating the sub-adviser’s cautious approach. During the second quarter, Medley Capital’s short positions focused on themes such as margin compression, competitive threats, impaired discretionary spending and relative value. Its long risk positions were focused on issuers expected to generate positive absolute returns with lower realized volatility, primarily due to an inherent undervaluation. At the end of the semi-annual period, Medley Capital’s risk profile was fairly neutral, while the sub-adviser’s overall view on the credit markets remained cautious. The sub-adviser intended to continue to search going forward for undervalued long risk positions and overvalued shorts, focusing on forward-looking credit metrics, including cash flow generation, cash burn, leverage, coverage, margins, asset values and enterprise valuation.

Global Macro Strategy

Of the Fund’s four global macro investments held during the semi-annual period, two performed well and two faced some difficulties. The Fund’s largest investment in this strategy was in the AC Risk Parity 12 Vol (10.91% of Fund net assets†) and 7 Vol Funds (sold during the period) (“Risk Parity Funds”) through an open-end UCITS III structure. The Risk Parity Funds delivered solid uncorrelated performance during the semi-annual period. Marketfield (5.13% of Fund net assets†), which, as mentioned earlier, was a new position for the Fund, also performed strongly during the semi-annual period, as Mr. Aronstein took a contrarian approach to most hedge style funds, investing long in the U.S. and short in the emerging markets.

Sub-Adviser Dix Hills Partners (“Dix Hills”) (0.95% of Fund net assets†), on the other hand, produced disappointing returns, as the semi-annual period proved to be a challenging one for Dix Hills’ active duration Alternative Treasury strategies. Dix Hills’ underperformance was generated primarily during the first week of February when stronger than expected economic data and lingering concerns about the sustainability of sovereign debt in peripheral eurozone countries helped push global rates upward against Dix Hills’ long U.S. Treasury position. Ongoing turmoil in the Middle East and North Africa and a nuclear power crisis in Japan resulting from devastating natural disasters negatively impacted performance as well. These largely unexpected events led to substantial declines in interest rates, when Dix Hills’ directional strategies were positioned for rising yields. On a positive note, the macro drivers of Dix Hills’ investment process were generally bearish on bonds throughout the first quarter and consistent with the overall tone of subsequently released macroeconomic data. Dix Hills’ performance during the second quarter was generally flat, as underperformance in April was mainly offset by gains in May and June. Prudently, the Fund’s investment committee had been reducing exposure to Dix Hills throughout the semi-annual period, not simply because of poor performance but because it is our belief that its models do not take into account the significant impact of federal intervention, i.e. buying U.S. Treasuries through the Fed’s quantitative easing programs. In addition, in our view, the investment parameters of Dix Hills’ strategy do not allow its investment team to shift exposures in the middle of a trade period. While this discipline benefited Dix Hills in the past, it hurt its performance over the past couple of years.

Luxcellence-Virtuoso Fund (“Virtuoso”) (4.18% of Fund net assets†), run by Old Park Capital through a UCITS III structure, also generated poor results during the semi-annual period. Virtuoso takes a multi-asset class approach to using futures. Virtuoso can invest in four asset classes—equity (via the Dow Jones EURO STOXX 50 Index traded on Eurex), bonds (via euro-bond futures contracted traded on Eurex), real estate (via the S&P High Yield Europe Property Index), and cash (via the EONIA Index). The reasoning for this is that 95% of European institutional money is in those four asset classes. The assumption underlying the Virtuoso Strategy is that whenever money is reallocated, there are structural transfers among these asset classes according to the behavior of each of them. During the semi-annual period, volatility in the markets

MULTI-MANAGER ALTERNATIVES FUND

broadly caused stop losses to be hit before markets turned, ultimately proving Virtuoso’s models correct. As a result, Virtuoso’s portfolio manager decided to reduce exposures to allow more room for trades to go against it until he felt more comfortable with the economic landscape and market volatility. Virtuoso returned to full exposures late in June.

Arbitrage Strategy

The arbitrage strategy contributed positively to the Fund’s results during the semi-annual period, generating strong alpha. TFS Market Neutral Fund (“TFS”) (8.83% of Fund net assets†) was the Fund’s top performer within the strategy. We shifted categorization of TFS from the long/short equity strategy to the arbitrage strategy, as its beta to the S&P 500 Index has been consistently around 0.30.

EMERALD (Equity MEan Reversion ALpha InDex) (5.54% of Fund net assets†), a “rules based” volatility arbitrage strategy through notes that were structured by Deutsche Bank, seeks to capture returns from mean-reversion of the S&P 500 Index during the course of a single week. EMERALD performed well during the semi-annual period, generating particularly strong performance in June. EMERALD historically performs best in a market environment when daily volatility exceeds weekly volatility, which, indeed, was the case during the semi-annual period overall.

AQR Diversified Arbitrage (6.04% of Fund net assets†), as mentioned earlier, was a new position for the Fund, established because our investment committee believed it would help reduce the Fund’s overall beta and volatility. AQR Diversified Arbitrage disappointed somewhat during the semi-annual period but did generate modestly positive returns. Sub-Adviser Acorn (6.99% of Fund net assets†), another new position for the Fund, specializes in options volatility strategies. Acorn began trading at the beginning of June and supplied some protection early in the month. An investment with Acorn allows us, we believe, to be more aggressive in allocating to other funds that run strategies with positive beta.

Emerging Markets Strategy

The Fund’s emerging markets exposure detracted from its results, as emerging market equities lagged their U.S. and developed international equity counterparts during the semi-annual period. On the positive side, the Fund’s emerging markets exposure finished the semi-annual period with returns in line with the iShares MSCI Emerging Markets Index Fund7 and with substantially less beta to the S&P 500 Index and lower volatility than the broader emerging market indices. The Fund’s long positions actually generated alpha versus the exchange traded fund but part of the Fund’s hedge in this sleeve is broad U.S. equity exposure, which detracted from performance. The Fund’s investment committee continued to believe at the end of the semi-annual period that emerging market equities are likely to outperform developed market equities over the medium to long term.

Tactical Strategy

The Fund’s tactical, or opportunistic, strategy sleeve was the strongest performing segment of the Fund during the semi-annual period. Much of the Fund’s returns were generated from short positions, as the Fund had opportunistically been short banks in Spain, Portugal, Ireland and Germany, where sovereign debt crises and slower economic growth made headlines. We tactically added to these positions after periods of short covering when the banks’ shares bumped into resistance levels. While the tactical strategy remained a relatively small sleeve for the Fund, it not only enhanced its overall performance but also continued to be an effective tool to manage the beta and standard deviation targets of the Fund.

Outlook

Going forward, we intend to continue to seek to allocate the Fund’s capital to the best risk/reward strategies given current economic and other macro conditions. We also look to add additional sub-advisers that may help diversify from a sub-strategy perspective. Among these are anticipated to be the inclusion of an emerging markets debt strategy and a multi-cap structure event-driven strategy. Further, as indicated, while the Fund was at the lower end of its beta range at the end of the semi-annual period, we may look to opportunistically cover some of the Fund’s hedges should the market successfully turn its focus more toward fundamentals and away from recent economic headwinds.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Stephen H. Scott	Jan F. van Eck	Michael F. Mazier	Scott Schaffran
Co-Portfolio Manager	Co-Portfolio Manager	Analyst	Analyst

July 15, 2011

†	All Fund assets referenced are Total Net Assets as of June 30, 2011.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

2	S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

3

Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.

4

Beta is a measure of sensitivity to market movements. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

5

Standard deviation is a measure of the variability, or volatility, of a security, derived from the security’s historical returns, and used in determining the range of possible future returns. The higher the standard deviation, the greater the potential for volatility.

6	UCITS stands for “Undertakings for Collective Investment in Transferable Securities.”

7

iShares MSCI Emerging Markets Index Fund is an exchange traded fund that seeks to provide long-term capital growth by replicating, to the extent possible, the performance of the MSCI Emerging Markets Index, net of expenses. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index provided by MSCI that is designed to measure the equity market performance of emerging markets.

MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*
(unaudited)

Investment Strategy	Implementation	2Q 2011	4Q 2010

Arbitrage
Blended Arbitrage	Open-End Fund	6.04	—
Credit Arbitrage	Sub-Advisor: Centaur	—	10.05
Market Neutral	Open-End Fund	8.83	—
Merger Arbitrage	Open-End Fund	—	5.35
Volatility Arbitrage	Structured Notes	5.54	4.84
Volatility Arbitrage	Sub-Adviser: Acorn	6.99	—

Long/Short
Emerging Markets	ETFs, Other Securities	7.29	7.23
Long/Short Equity	Open-End Fund	4.99	7.34
Long/Short Equity	Open-End Fund	—	9.07
Long/Short Equity	Sub-Adviser: Coe	9.12	—
Long/Short Equity	Sub-Adviser: Millrace	9.18	—
Long/Short Equity	Sub-Adviser: Primary	9.19	15.82
Long/Short Fixed Income	Sub-Adviser: Medley	11.12	10.19

Global Macro
Discretionary Macro	Sub-Adviser: Dix Hills	0.95	5.48
Discretionary Macro	Open-End Fund	5.13	—
Systemic Macro	UCITS Fund: Risk Parity	10.91	12.47
Systemic Macro	UCITS Fund: Virtuoso	4.18	9.32

Tactical Overlay	ETFs, Other Securities	0.03	1.60

Cash/Equivalents	—	0.51	1.24

As of June 30, 2011. Portfolio subject to change.

*	Percentage of net assets.

SECTOR WEIGHTING NET EXPOSURE*
(unaudited)

As of June 30, 2011. Portfolio subject to change.

*	Net exposure was calculated by adding long and short positions.

MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE RECORD
June 30, 2011 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—VMAAX

Year to Date	(4.67)%	1.18%

1 Year	(0.50)%	5.56%

Life (since 6/5/09)	0.52%	3.43%

I shares—VMAIX

Year to Date	n/a	1.18%

1 Year	n/a	5.77%

Life (since 6/5/09)	n/a	3.64%

Y shares—VMAYX

Year to Date	n/a	1.18%

1 Year	n/a	5.78%

Life (since 5/1/10)	n/a	4.04%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 2.26% / Net Expense Ratio 2.02%

*	I shares: no sales or redemption charges
Gross Expense Ratio 2.19% / Net Expense Ratio 1.93%

*	Y shares: no sales or redemption charges
Gross Expense Ratio 2.30% / Net Expense Ratio 2.00%

For the period May 1, 2011 until May 1, 2012, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period* January 1, 2011 - June 30, 2011

Class A	Actual	$1,000.00	$1,011.80	$11.21
	Hypothetical**	$1,000.00	$1,013.65	$11.22

Class I	Actual	$1,000.00	$1,011.80	$10.86
	Hypothetical**	$1,000.00	$1,014.00	$10.87

Class Y	Actual	$1,000.00	$1,011.80	$11.42
	Hypothetical**	$1,000.00	$1,013.44	$11.43

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2011), of 2.25% on Class A Shares, 2.18% on Class I Shares, 2.29% on Class Y Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

CM COMMODITY INDEX FUND

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 99.4%

United States Treasury Bills: 95.5%
	U.S. Treasury Bills
$6,000,000	0.06%, 07/21/11	$5,999,795
2,000,000	0.10%, 07/07/11	1,999,953
8,000,000	0.10%, 08/25/11	7,999,576
5,000,000	0.10%, 10/13/11	4,999,680
5,000,000	0.10%, 11/03/11	4,999,445
5,000,000	0.20%, 08/18/11	4,999,965

		30,998,414

Number of Shares

Money Market Fund: 3.9%
1,262,155	AIM Treasury Portfolio - Institutional Class	1,262,155

Total Short-Term Investments:
(Cost: $32,259,382)		32,260,569
Other assets less liabilities: 0.6%		179,366

NET ASSETS: 100.0%		$32,439,935

Total Return Swap Contracts - As of June 30, 2011, the Fund had outstanding swap contracts with the following terms:

Long Exposure:

Counterparty	Referenced Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Depreciation

UBS AG	UBS Bloomberg Constant Maturity
	Commodity Index Total Return	$32,497,000	0.53%	07/27/11	$ (127,058)

Summary of Investments by Sector (unaudited)	% of Investments	Value

Government	96.1%	$30,998,414
Money Market Fund	3.9	1,262,155

	100.0%	$32,260,569

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Short-Term Investments:
United States Treasury Obligations	$30,998,414	$—	$—	$30,998,414
Money Market Fund	1,262,155	—	—	1,262,155

Total	$32,260,569	$—	$—	$32,260,569

Other Financial Instruments, net*	$—	$(127,058)	$—	$(127,058)

*	Other Financial Instruments include total return swap contracts.

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 93.2%

Brazil: 9.8%
164,000	BR Malls Participacoes S.A.	$1,875,757
103,000	BR Properties S.A.	1,154,967
30,900	Cia Hering S.A.	710,800
140,000	Diagnosticos da America S.A.	1,883,830
49,000	Itau Unibanco Holding S.A. (ADR)	1,153,950
138,000	Localiza Rent a Car S.A.	2,467,049
33,000	Marisa Lojas S.A.	503,252
39,000	Petroleo Brasileiro S.A. (ADR)	1,320,540
143,000	Rossi Residencial S.A.	1,169,180

		12,239,325

Canada: 1.1%
4,700	First Quantum Minerals Ltd.	685,276
25,000	Pacific Rubiales Energy Corp.	670,071

		1,355,347

China / Hong Kong: 20.2%
770,000	Angang New Steel Co. Ltd. #	845,429
3,860,000	Bank of China Ltd. #	1,894,292
1,470,000	Brilliance China Automotive Holdings Ltd. *	1,654,238
990,000	China Hongqiao Group Ltd. *	928,717
2,740,000	China Minsheng Banking Corp. Ltd. #	2,533,923
625,000	China Minzhong Food Corp. Ltd. (SGD) * #	765,312
2,090,000	China Qinfa Group Ltd. * #	1,019,599
385,000	China Yurun Food Group Ltd. #	1,088,608
1,445,000	Dah Chong Hong Holdings Ltd. #	1,722,171
7,499,000	ERA Mining Machinery Ltd. * #	531,889
3,874,800	EVA Precision Industrial Holdings Ltd. #	1,190,330
33,000	Focus Media Holding (ADR)	1,026,300
27,900	Home Inns & Hotels Management, Inc. (ADR) *	1,061,316
1,167,727	Noble Group Ltd. (SGD) #	1,880,462
5,880,000	PCD Stores Ltd. #	1,371,896
3,420,000	Renhe Commercial Holdings Co. Ltd. #	656,178
8,192,000	REXLot Holdings Ltd. #	792,423
93,500	Tencent Holdings Ltd. #	2,554,253
830,000	Trinity Ltd. #	838,298
865,000	Xinyi Glass Holdings Ltd. #	861,124

		25,216,758

Georgia: 1.0%
79,483	Bank of Georgia (GDR)	1,294,778

India: 7.7%
167,000	Crompton Greaves Ltd. #	969,574
90,000	Educomp Solutions Ltd. #	791,653
45,000	Gujarat NRE Coke Ltd. #	27,534
965,000	Gujarat NRE Coke Ltd. #	1,038,545
812,346	Hirco Plc (GBP) *	684,482
74,000	Mahindra & Mahindra Ltd. #	1,161,770
310,000	Mundra Port & Special Economic Zone Ltd. #	1,124,857
115,000	Pantaloon Retail India Ltd. #	903,900
135,885	Shriram Transport Finance Co. Ltd. #	1,880,071
256,000	Sintex Industries Ltd. #	1,040,043

		9,622,429

Indonesia: 4.1%
2,500,000	Ace Hardware Indonesia Tbk PT	881,873
2,500,000	Adaro Energy Tbk PT #	716,523
1,640,000	Bank Rakyat Indonesia Tbk PT #	1,247,458
5,370,000	Borneo Lumbung Energi & Metal Tbk PT*#	879,038
3,940,000	Bumi Resources Tbk PT #	1,360,308

		5,085,200

Israel: 0.2%
68,000	Queenco Leisure International Ltd. (GDR) * § 144A	241,679

Kazakhstan: 0.2%
80,385	Chagala Group Ltd. (GDR) * §	265,270
197,400	Kazakhstan Kagazy Plc (GDR) § 144A	13,818
165,000	Kazakhstan Kagazy Plc (GDR) §	11,550

		290,638

Luxembourg: 1.2%
550,000	L’Occitane International S.A. (HKD) * #	1,473,309

Malaysia: 1.3%
1,445,000	AirAsia Bhd #	1,689,591

Mexico: 1.7%
330,000	Corp GEO S.A.B de C.V. *	760,986
538,800	Genomma Lab Internacional, S.A. de C.V. *	1,371,332

		2,132,318

Mongolia: 0.5%
495,000	Mongolian Mining Corp. (HKD) * #	612,081

Panama: 0.8%
14,700	Copa Holdings S.A. (Class A) (USD)	981,078

Philippines: 0.1%
5,720,000	Megaworld Corp. Warrants (PHP 1.00, expiring 12/14/14) *	124,075

Russia: 7.5%
140,000	Bank St Petersburg OJSC	701,360
500,000	Far Eastern Shipping Co. *	232,312
68,000	Globaltrans Investment Plc (GDR)	1,262,636
36,000	Lukoil (ADR)	2,293,292
68,000	Magnitogorsk Iron & Steel Works (GDR)*#	773,840
27,000	NOMOS-BANK (USD) *	938,250
665,000	Sberbank RF (USD) #	2,452,769
17,000	X5 Retail Group N.V. (GDR) * #	665,860

		9,320,319

Singapore: 1.9%
1,065,000	CSE Global Ltd. #	1,094,815
573,863	Olam International Ltd. #	1,275,701

		2,370,516

South Africa: 3.9%
40,000	African Rainbow Minerals Ltd. #	1,116,667
30,000	Impala Platinum Holdings Ltd. #	809,530
85,000	Imperial Holdings Ltd. #	1,525,466
8,500	Naspers Ltd. #	480,031
19,000	Sasol Ltd. #	1,002,331

		4,934,025

South Korea: 12.4%
106,000	DGB Financial Group, Inc. *	1,608,392
71,000	Doosan Infracore Co. Ltd. * #	1,584,712

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

South Korea: (continued)
1,034	E-Mart Co. Ltd. *	$236,794
43,000	Hynix Semiconductor, Inc. * #	1,015,953
12,250	Hyundai Department Store Co. Ltd. #	1,994,572
5,900	Hyundai Mobis Co. Ltd. * #	2,219,903
18,900	Kia Motors Corp. #	1,285,731
3,510	Lotte Shopping Co. * #	1,677,137
28,200	Samsung Card Co. #	1,529,820
2,800	Samsung Electronics Co. Ltd. #	2,176,242
365	Shinsegae Co. Ltd. #	116,066

		15,445,322

Switzerland: 0.8%
8,000	Dufry Group * #	1,007,672

Taiwan: 7.4%
100,000	Catcher Technology Co. Ltd. #	633,089
115,000	China Ecotek Corp. #	244,110
405,000	Chroma ATE, Inc. #	1,291,697
43,000	HTC Corp. #	1,453,883
310,000	Lumax International Corp. Ltd. #	797,266
446,000	Taiwan Hon Chuan Enterprise Co. Ltd. #	1,344,699
425,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	1,071,110
800,000	Uni-President Enterprises Corp. #	1,162,092
390,000	Wistron NeWeb Corp. #	1,226,481

		9,224,427

Thailand: 2.6%
3,376,600	Minor International PCL #	1,256,145
1,640,000	Tisco Financial Group PCL #	2,010,390

		3,266,535

Turkey: 1.3%
80,000	Koza Altin Isletmeleri A.S.	1,075,799
537,976	Sinpas Gayrimenkul Yatirim Ortakligi A.S. #	602,608

		1,678,407

United Kingdom: 3.0%
48,000	African Minerals Ltd. * #	399,965
1,075,000	Bellzone Mining Plc * #	717,636
95,000	International Personal Finance Plc #	560,504
973,949	Raven Russia Ltd.	898,806
365,000	Volga Gas Plc *	673,678
53,000	Zhaikmunai LP (GDR) *	526,966

		3,777,555

United States: 1.5%
17,000	Cameron International Corp.	854,930
23,000	First Cash Financial Services, Inc. *	965,770

		1,820,700

United Arab Emirates: 0.9%
225,263	First Gulf Bank PJSC #	1,102,487

Zimbabwe: 0.1%
750,000	Commercial Bank of Zimbabwe (USD) *	135,000

Total Common Stocks (Cost: $100,928,572)		116,441,571

PREFERRED STOCKS: 3.2%
Brazil: 3.2%
52,500	Anhanguera Educacional Participacoes S.A.	1,117,515
48,700	Vale Fertilizantes S.A.	736,749
75,988	Vale S.A.	2,173,520

Total Preferred Stocks (Cost: $1,538,028)		4,027,784

MONEY MARKET FUND: 3.0% (Cost: $3,716,367)
3,716,367	AIM Treasury Portfolio - Institutional Class	3,716,367

Total Investments: 99.4% (Cost: $106,182,967)		124,185,722
Other assets less liabilities: 0.6%		726,552

NET ASSETS: 100.0%		$124,912,274

ADR — American Depositary Receipt
GBP — British Pound
GDR — Global Depositary Receipt
HKD — Hong Kong Dollar
PHP — Philippine Peso
SGD — Singapore Dollar
USD — United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $79,141,422 which represents 63.4% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $532,317 which represents 0.4% of net assets.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $255,497, or 0.2% of net assets.

See Notes to Financial Statements

Restricted securities held by the Fund as of June 30, 2011 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kazakhstan Kagazy Plc (GDR) 144A	07/19/2007	197,400	$987,000	$13,818	0.0%
Queenco Leisure International Ltd. (GDR) 144A	07/03/2007	68,000	1,297,605	241,679	0.2

			$2,284,605	$255,497	0.2%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	9.8%	$12,187,133
Communications	5.4	6,740,948
Consumer, Cyclical	18.9	23,422,153
Consumer, Non-cyclical	12.6	15,651,610
Diversified	5.0	6,168,142
Energy	8.9	11,096,799
Financial	22.7	28,209,497
Industrial	8.7	10,843,300
Technology	5.0	6,149,773
Money Market Fund	3.0	3,716,367

	100.0%	$124,185,722

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Brazil	$12,239,325	$—	$—	$12,239,325
Canada	1,355,347	—	—	1,355,347
China / Hong Kong	4,670,571	20,546,187	—	25,216,758
Georgia	1,294,778	—	—	1,294,778
India	684,482	8,937,947	—	9,622,429
Indonesia	881,873	4,203,327	—	5,085,200
Israel	—	241,679	—	241,679
Kazakhstan	—	290,638	—	290,638
Luxembourg	—	1,473,309	—	1,473,309
Malaysia	—	1,689,591	—	1,689,591
Mexico	2,132,318	—	—	2,132,318
Mongolia	—	612,081	—	612,081
Panama	981,078	—	—	981,078
Philippines	124,075	—	—	124,075
Russia	5,427,850	3,892,469	—	9,320,319
Singapore	—	2,370,516	—	2,370,516
South Africa	—	4,934,025	—	4,934,025
South Korea	1,845,186	13,600,136	—	15,445,322
Switzerland	—	1,007,672	—	1,007,672
Taiwan	—	9,224,427	—	9,224,427
Thailand	—	3,266,535	—	3,266,535
Turkey	1,075,799	602,608	—	1,678,407
United Arab Emirates	—	1,102,487	—	1,102,487
United Kingdom	2,099,450	1,678,105	—	3,777,555
United States	1,820,700	—	—	1,820,700
Zimbabwe	135,000	—	—	135,000
Preferred Stocks
Brazil	4,027,784	—	—	4,027,784
Money Market Fund	3,716,367	—	—	3,716,367

Total	$44,511,983	$79,673,739	$—	$124,185,722

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 94.2%

Brazil: 0.9%
707,700	Brazilian Resources, Inc. (CAD) * # §	$469,421
1,336,200	Petroleo Brasileiro S.A. (ADR)	45,243,732

		45,713,153

Canada: 16.1%
1,198,400	Agnico-Eagle Mines Ltd. (USD)	75,654,992
940,700	First Quantum Minerals Ltd.	137,157,171
1,818,100	Goldcorp, Inc. (USD)	87,759,687
5,459,000	IAMGOLD Corp. (USD)	102,410,840
2,952,724	Kinross Gold Corp.	46,627,598
3,105,300	Kinross Gold Corp. (USD)	49,063,740
182,677	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	464,056
5,978,100	Osisko Mining Corp. *	92,914,842
3,057,800	Pacific Rubiales Energy Corp.	81,957,727
1,735,700	Potash Corp of Saskatchewan, Inc. (USD)	98,917,543
1,043,900	Teck Resources Ltd. (USD)	52,967,486

		825,895,682

China / Hong Kong: 0.8%
10,468,500	Yanzhou Coal Mining Co. Ltd. #	40,402,168

Kuwait: 0.2%
14,368,991	Kuwait Energy Co. K.S.C.C. * # § Ø	7,831,965

Norway: 1.7%
2,451,800	SeaDrill Ltd. #	86,202,315

Switzerland: 2.9%
8,031,400	Weatherford International Ltd. (USD) *	150,588,750

United Kingdom: 9.5%
13,333,400	Afren Plc * #	33,778,780
435,000	African Minerals Ltd. * # Ø	3,624,685
2,493,800	African Minerals Ltd. * #	20,779,859
1,033,100	Antofagasta Plc #	23,118,856
2,534,500	BHP Billiton Plc #	99,590,077
962,200	Ensco Plc (ADR)	51,285,260
2,606,300	Heritage Oil Ltd. *	9,177,466
720,726	Randgold Resources Ltd. (ADR)	60,577,020
1,088,828	Vedanta Resources Plc #	36,601,793
6,873,400	Xstrata Plc #	151,389,351

		489,923,147

United States: 62.1%
3,693,417	Alpha Natural Resources, Inc. *	167,828,868
2,493,200	Anadarko Petroleum Corp.	191,378,032
592,300	Apache Corp.	73,083,897
1,060,700	Berry Petroleum Co.	56,354,991
2,658,400	Brigham Exploration Co. *	79,565,912
1,653,700	Cabot Oil & Gas Corp.	109,656,847
1,473,900	Cameron International Corp. *	74,122,431
1,124,200	Cimarex Energy Co.	101,088,064
556,600	Cliffs Natural Resources, Inc.	51,457,670
812,650	Concho Resources, Inc. *	74,641,903
2,424,000	Consol Energy, Inc.	117,515,520
261,900	Cummins, Inc.	27,104,031
1,418,900	Diamond Offshore Drilling, Inc.	99,904,749
1,115,800	Dril-Quip, Inc. *	75,684,714
4,628,100	Far East Energy Corp. *	1,480,992
996,020	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) * # §	74,702
3,754,935	General Maritime Corp.	5,069,162
520,400	Green Plains Renewable Energy, Inc. *	5,615,116
3,829,300	Halliburton Co.	195,294,300
1,749,300	Holly Corp.	121,401,420
532,600	Jacobs Engineering Group, Inc. *	23,034,950
1,639,100	Key Energy Services, Inc. *	29,503,800
4,793,500	Louisiana-Pacific Corp. *	39,019,090
354,800	National Oilwell Varco, Inc.	27,748,908
2,590,775	Newfield Exploration Co. *	176,224,516
2,693,500	Newmont Mining Corp.	145,368,195
868,300	Noble Energy, Inc.	77,825,729
1,487,900	Occidental Petroleum Corp.	154,801,116
5,757,800	Petrohawk Energy Corp. *	142,044,926
1,123,700	Pioneer Natural Resources Co.	100,649,809
2,479,300	QEP Resources, Inc.	103,709,119
2,193,200	Schlumberger Ltd.	189,492,480
2,644,700	Steel Dynamics, Inc.	42,976,375
1,363,700	Terex Corp. *	38,797,265
782,500	The Mosaic Co.	52,998,725
523,600	Walter Energy, Inc.	60,632,880
3,347,200	Western Refining, Inc. *	60,483,904
1,680,400	Whiting Petroleum Corp. *	95,631,564

		3,189,266,672

Total Common Stocks (Cost: $3,709,936,944)		4,835,823,852

EXCHANGE TRADED FUND: 1.8% (Cost: $77,967,854)
628,800	SPDR Gold Trust *	91,792,224

MONEY MARKET FUND: 3.8% (Cost: $196,771,378)
196,771,378	AIM Treasury Portfolio - Institutional Class	196,771,378

Total Investments: 99.8% (Cost: $3,984,676,176)		5,124,387,454
Other assets less liabilities: 0.2%		9,986,182

NET ASSETS: 100.0%		$5,134,373,636

ADR — American Depositary Receipt
CAD — Canadian Dollar
USD — United States Dollar

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $503,863,972 which represents 9.8% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $8,376,088 which represents 0.2% of net assets.

Ø	Restricted security - the aggregate value of restricted securities is $11,456,650, or 0.2% of net assets.

See Notes to Financial Statements

Restricted securities held by the Fund as of June 30, 2011 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

African Minerals Ltd.	01/21/2010	435,000	$2,833,678	$3,624,685	0.1%
Kuwait Energy Co. K.S.C.C.	08/06/2008	14,368,991	10,862,672	7,831,965	0.2

			$13,696,350	$11,456,650	0.3%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	18.7%	$957,309,444
Energy	63.8	3,270,378,793
Industrial	2.6	133,024,498
Industrial Metals	6.6	335,104,621
Precious Metals	2.7	140,006,496
Exchange Traded Fund	1.8	91,792,224
Money Market Fund	3.8	196,771,378

	100.0%	$5,124,387,454

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Brazil	$45,243,732	$—	$469,421	$45,713,153
Canada	825,895,682	—	—	825,895,682
China / Hong Kong	—	40,402,168	—	40,402,168
Kuwait	—	—	7,831,965	7,831,965
Norway	—	86,202,315	—	86,202,315
Switzerland	150,588,750	—	—	150,588,750
United Kingdom	121,039,746	368,883,401	—	489,923,147
United States	3,189,191,970	74,702	—	3,189,266,672
Exchange Traded Fund	91,792,224	—	—	91,792,224
Money Market Fund	196,771,378	—	—	196,771,378

Total	$4,620,523,482	$495,562,586	$8,301,386	$5,124,387,454

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during June 30, 2011:

Balance as of 12/31/10	$8,086,674
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	214,712
Purchases	—
Sales	—
Transfers in and/or out of level 3	—

Balance as of 6/30/11	$8,301,386

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 94.9%

Australia: 7.3%
5,084,210	Catalpa Resources Ltd. * #	$7,435,275
6,361,118	Gryphon Minerals Ltd. * #	12,400,816
1,170,000	Medusa Mining Ltd. #	8,276,782
1,775,725	Newcrest Mining Ltd. #	71,951,905
5,721,260	Perseus Mining Ltd. * #	16,083,238

		116,148,016

Canada: 66.7%
310,440	Agnico-Eagle Mines Ltd.	19,628,422
1,141,333	Agnico-Eagle Mines Ltd. (USD)	72,052,352
800,000	Alamos Gold, Inc.	13,246,928
1,510,000	Amarillo Gold Corp. *	2,176,266
3,000,000	Andina Minerals, Inc. *	3,670,486
2,531,875	Argonaut Gold, Inc. *	13,756,052
1,440,000	Argonaut Gold, Inc. * ø	7,823,734
720,000	Argonaut Gold, Inc. Warrants (CAD 4.50, expiring 12/29/12) * § ø	1,142,205
1,286,753	AuRico Gold, Inc. (USD)	14,141,416
3,050,000	Aurizon Mines Ltd. *	17,077,091
390,000	Aurizon Mines Ltd. (USD)	2,180,100
948,000	Bear Creek Mining Corp. * ø	3,784,333
1,999,000	Bear Creek Mining Corp. *	7,979,833
650,000	Canaco Resources, Inc. *	2,244,284
1,067,000	Continental Gold Ltd. *	8,120,463
412,500	Corvus Gold, Inc. *	243,792
1,839,000	Eastmain Resources, Inc. * ø	2,192,804
560,000	Eastmain Resources, Inc. *	667,738
1,330,146	Eldorado Gold Corp.	19,625,670
2,082,000	Eldorado Gold Corp. (USD)	30,688,680
2,563,900	European Goldfields Ltd. *	26,849,904
1,625,000	Fortuna Silver Mines, Inc. *	8,491,887
6,700,000	Gold Bullion Development Corp. *	2,605,112
159,030	Gold Wheaton Corp. Warrants (CAD 10.00, expiring 07/08/13) * # ø	23,085
932,694	Goldcorp, Inc.	45,113,977
1,866,897	Goldcorp, Inc. (USD)	90,115,118
300,000	Great Basin Gold Ltd. * ø	615,895
3,845,000	Great Basin Gold Ltd. *	7,893,722
2,421,000	Guyana Goldfields, Inc. *	17,195,137
802,800	IAMGOLD Corp.	15,099,582
3,407,200	IAMGOLD Corp. (USD)	63,919,072
1,650,000	International Tower Hill Mines Ltd. *	12,454,767
2,131,000	Keegan Resources, Inc. *	16,527,430
5,635,727	Kinross Gold Corp.	88,995,927
222,350	Kinross Gold Corp. ø	3,511,214
282,638	Kinross Gold Corp. (USD)	4,465,680
156,618	Kinross Gold Corp. Warrants (CAD 32.00, expiring 09/03/13) *	185,126
354,041	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	899,373
2,040,000	Mansfield Minerals, Inc. * ø	3,701,592
1,020,000	Mansfield Minerals, Inc. Warrants (CAD 1.80, expiring 05/08/12) * # § ø	317,279
1,031,500	Minco Silver Corp. *	4,727,285
992,503	New Gold, Inc. *	10,239,419
4,312,630	New Gold, Inc. (USD)	44,376,963
1,026,170	New Gold, Inc. (USD) ø	10,559,289
1,130,850	New Gold, Inc. Warrants (CAD 15.00, expiring 04/03/12) * ø	64,489
666,666	Northgate Minerals Corp. * ø	1,728,099
770,000	Northgate Minerals Corp. *	1,995,956
7,585,000	Northgate Minerals Corp. (USD)	19,721,000
3,356,875	Orezone Gold Corp. *	11,381,597
3,596,900	Osisko Mining Corp. *	55,904,956
1,093,333	Osisko Mining Corp. * 144A	16,993,170
602,124	Pan American Silver Corp.	18,648,394
514,000	PAN American Silver Corp. (USD)	15,877,460
103,000	PAN American Silver Corp. Warrants (CAD 35.00, expiring 12/31/14) #	683,231
764,500	Premier Gold Mines Ltd. *	4,494,494
730,000	Queenston Mining, Inc. *	5,177,251
1,470,000	Rainy River Resources Ltd. *	14,251,128
3,600,000	Romarco Minerals, Inc. *	6,121,624
2,400,000	Rubicon Minerals Corp. *	8,535,435
2,250,000	Sabina Gold & Silver Corp. *	13,764,322
5,684,000	San Gold Corp. *	19,212,857
408,375	Silver Wheaton Corp.	13,477,709
1,005,000	Silver Wheaton Corp. (USD)	33,165,000
18,611	Silver Wheaton Corp. Warrants (CAD 20.00, expiring 09/05/13) *	286,609
3,035,000	Silvercorp Metals, Inc.	28,510,654
920,000	Silvercorp Metals, Inc. (USD)	8,629,600
7,231,000	Torex Gold Resources Inc. *	13,045,715
1,302,200	Trelawney Mining and Exploration, Inc. *	6,129,906
4,101,100	Volta Resources, Inc. *	6,931,197
1,188,981	Yamana Gold, Inc.	13,881,410
180,597	Yamana Gold, Inc. (USD)	2,100,343

		1,062,040,090

Mexico: 1.0%
724,000	Fresnillo Plc (GBP) #	16,309,268

South Africa: 3.3%
1,122,000	AngloGold Ashanti Ltd. (ADR)	47,224,980
2,250,000	Great Basin Gold Ltd. (USD)	4,702,500

		51,927,480

United Kingdom: 7.2%
3,252,000	African Barrick Gold Ltd. #	21,644,298
3,309,500	Lydian International Ltd. (CAD) *	7,858,111
1,015,000	Randgold Resources Ltd. (ADR)	85,310,750

		114,813,159

United States: 9.4%
652,000	Allied Nevada Gold Corp.	23,061,240
1,340,000	Newmont Mining Corp.	72,319,800
432,100	Royal Gold, Inc.	25,308,097
1,500,000	Tahoe Resources, Inc. (CAD) * ø	27,995,231

		148,684,368

Total Common Stocks (Cost: $798,530,620)		1,509,922,381

EXCHANGE TRADED FUND: 4.0% (Cost: $64,182,920)
437,000	SPDR Gold Trust *	63,793,260

See Notes to Financial Statements

Number of Shares		Value

MONEY MARKET FUND: 1.3% (Cost: $20,935,321)
20,935,321	AIM Treasury Portfolio - Institutional Class	$20,935,321

Total Investments: 100.2% (Cost: $883,648,861)		1,594,650,962
Liabilities in excess of other assets: (0.2)%		(2,478,731)

NET ASSETS: 100.0%		$1,592,172,231

ADR — American Depositary Receipt
CAD — Canadian Dollar
GBP — British Pound
USD — United States Dollar

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $155,125,177 which represents 9.7% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $1,459,484 which represents 0.1% of net assets.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $16,993,170, or 1.1% of net assets.

ø	Restricted security - the aggregate value of restricted securities is $63,459,249, or 4.0% of net assets.

Restricted securities held by the Fund as of June 30, 2011 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Argonaut Gold, Inc.	11/13/2009	1,440,000	$4,090,715	$7,823,734	0.5%
Argonaut Gold, Inc. Warrants	11/13/2009	720,000	—	1,142,205	0.1
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	3,784,333	0.2
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	2,192,804	0.1
Gold Wheaton Corp. Warrants	06/19/2008	159,030	—	23,085	0.0
Great Basin Gold Ltd.	05/28/2002	300,000	293,351	615,895	0.1
Kinross Gold Corp.	10/22/2007	222,350	983,691	3,511,214	0.2
Mansfield Minerals, Inc.	05/04/2010	2,040,000	2,422,563	3,701,592	0.2
Mansfield Minerals, Inc. Warrants	05/28/2010	1,020,000	605,641	317,279	0.0
New Gold, Inc.	06/28/2007	1,026,170	2,350,456	10,559,289	0.7
New Gold, Inc. Warrants	03/09/2007	1,130,850	—	64,489	0.0
Northgate Minerals Corp.	08/15/2005	666,666	781,921	1,728,099	0.1
Tahoe Resources, Inc.	05/28/2010	1,500,000	8,570,612	27,995,231	1.8

			$25,467,738	$63,459,249	4.0%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Diversified Minerals	1.5%	$24,955,122
Gold Mining	78.6	1,252,902,218
Metal - Diversified	0.6	9,536,309
Precious Metals	3.9	61,957,469
Silver Mining	10.1	160,571,263
Exchange Traded Fund	4.0	63,793,260
Money Market Fund	1.3	20,935,321

	100.0%	$1,594,650,962

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Australia	$—	$116,148,016	$—	$116,148,016
Canada	1,061,016,495	1,023,595	—	1,062,040,090
Mexico	—	16,309,268	—	16,309,268
South Africa	51,927,480	—	—	51,927,480
United Kingdom	93,168,861	21,644,298	—	114,813,159
United States	148,684,368	—	—	148,684,368
Exchange Traded Fund	63,793,260	—	—	63,793,260
Money Market Fund	20,935,321	—	—	20,935,321

Total	$1,439,525,785	$155,125,177	$—	$1,594,650,962

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 25.4%
Basic Materials: 1.2%
1,244	CF Industries Holdings, Inc.	$176,238
2,193	Huntsman Corp.	41,338
2,357	KapStone Paper and Packaging Corp.	39,055
3,874	Kronos Worldwide, Inc.	121,837
1,431	Potash Corp of Saskatchewan, Inc.	81,553
9,297	Steel Dynamics, Inc.	151,076
778	The Mosaic Co.	52,694

		663,791

Communications: 2.6%
37,401	Alcatel-Lucent (ADR)	215,804
3,907	Allot Communications Ltd.	71,459
3,983	Arris Group, Inc.	46,243
4,291	Calix, Inc.	89,339
3,881	Ceragon Networks Ltd.	46,145
2,154	Constant Contact, Inc.	54,669
2,121	DealerTrack Holdings, Inc.	48,677
2,525	Equinix, Inc.	255,075
2,195	GeoEye, Inc.	82,093
6,691	KIT Digital, Inc.	79,891
3,928	Liquidity Services, Inc.	92,740
1,766	Motricity, Inc.	13,651
3,459	Neutral Tandem, Inc.	60,256
2,815	NIC, Inc.	37,890
9,731	RF Micro Devices, Inc.	59,554
6,262	SPS Commerce, Inc.	111,401
4,162	ValueClick, Inc.	69,089
6,373	VASCO Data Security International, Inc.	79,344

		1,513,320

Consumer, Cyclical: 3.3%
2,416	Ascena Retail Group, Inc.	82,265
3,988	Beacon Roofing Supply, Inc.	91,006
2,121	Buffalo Wild Wings, Inc.	140,644
1,582	California Pizza Kitchen, Inc.	29,220
2,634	CVS Caremark Corp.	98,986
2,324	DSW, Inc.	117,618
2,173	Ezcorp, Inc.	77,304
5,804	First Cash Financial Services, Inc. *	243,710
1,288	Foot Locker, Inc.	30,603
1,448	Hibbett Sports, Inc.	58,948
4,581	Interface, Inc.	88,734
1,135	Lear Corp.	60,700
2,039	Life Time Fitness, Inc.	81,376
2,104	Mobile Mini, Inc.	44,584
3,099	National CineMedia, Inc.	52,404
8,103	Pier 1 Imports, Inc.	93,752
1,299	Regal Entertainment Group	16,043
3,833	Select Comfort Corp.	68,917
3,512	Starbucks Corp.	138,689
1,792	Tempur-Pedic International, Inc.	121,533
1,991	The Finish Line, Inc.	42,607
986	The Wendy’s Co.	4,999
1,977	Titan International, Inc.	47,962
1,328	Titan Machinery, Inc.	38,220
5,294	Wabash National Corp.	49,605

		1,920,429

Consumer, Non-cyclical: 2.2%
10,560	ACCO Brands Corp.	82,896
1,691	Arthrocare Corp.	56,598
3,106	Dollar Financial Corp.	67,245
16,990	EnteroMedics, Inc.	46,043
1,317	Express Scripts, Inc.	71,092
2,294	Heartland Payment Systems, Inc.	47,256
5,150	IRIS International, Inc.	51,448
10,216	Merge Healthcare, Inc.	53,123
3,264	Merit Medical Systems, Inc.	58,654
4,215	Mylan, Inc.	103,984
2,683	NuVasive, Inc.	88,217
9,945	On Assignment, Inc.	97,759
61	Paychex, Inc.	1,874
777	Perrigo Co.	68,275
7,213	Quanta Services, Inc.	145,703
2,487	Team, Inc.	60,011
1,846	The Andersons, Inc.	77,993
7,313	Uroplasty, Inc.	54,847

		1,233,018

Diversified: 1.1%
13,110	Imperial Holdings Ltd. #	235,281
119,420	Noble Group Ltd. (SGD) #	192,309
15,000	Swire Pacific Ltd. (HKD) #	221,230

		648,820

Energy: 1.9%
1,924	Clayton Williams Energy, Inc.	115,536
1,625	Gulf Island Fabrication, Inc.	52,455
2,716	Lukoil (ADR)	173,016
1,584	Mitcham Industries, Inc.	27,403
3,236	National Oilwell Varco, Inc.	253,088
2,834	Schlumberger Ltd.	244,858
6,125	Superior Energy Services, Inc.	227,482

		1,093,838

Financial: 1.5%
411,750	Bank of China Ltd. (HKD) #	202,066
20,800	BR Malls Participacoes S.A.	237,901
3,126	Home Bancshares, Inc.	73,899
186,734	Raven Russia Ltd. (GBP)	172,327
150,083	Tisco Financial Group PCL (THB) #	183,979

		870,172

Industrial: 7.3%
386	AAR Corp.	10,457
5,802	Arkansas Best Corp.	137,682
2,584	Armstrong World Industries, Inc.	117,727
2,957	Astec Industries, Inc.	109,350
1,633	Atlas Air Worldwide Holdings, Inc.	97,180
1,491	BE Aerospace, Inc.	60,848
3,971	Celadon Group, Inc.	55,435
403	Coherent, Inc.	22,274
1,568	Crane Co.	77,475
4,903	Danaher Corp.	259,810
2,720	Darling International, Inc.	48,144
2,784	DXP Enterprises, Inc.	70,574
12,376	Dycom Industries, Inc.	202,224
8,963	EMCOR Group, Inc.	262,706
402	FedEx Corp.	38,130
7,625	FEI Co.	291,199
11,736	Globaltrans Investment Plc (GDR)	217,916
1,082	Goodrich Corp.	103,331
528	GrafTech International Ltd.	10,703

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: (continued)
2,380	Jacobs Engineering Group, Inc.	$102,935
3,509	JB Hunt Transport Services, Inc.	165,239
2,953	Kennametal, Inc.	124,646
6,690	LeCroy Corp.	80,548
3,938	Leggett & Platt, Inc.	96,008
1,062	Martin Marietta Materials, Inc.	84,928
2,604	Metalico, Inc.	15,364
272	Middleby Corp.	25,579
6,895	Molex, Inc.	177,684
7,769	NCI Building Systems, Inc.	88,489
3,037	Old Dominion Freight Line, Inc.	113,280
2,773	Owens Corning	103,572
2,416	Progressive Waste Solutions Ltd.	60,158
12,984	Roadrunner Transportation Systems, Inc.	195,799
1,901	Roper Industries, Inc.	158,353
1,429	Trimble Navigation Ltd.	56,646
1,381	Triumph Group, Inc.	137,520
3,355	TTM Technologies, Inc.	53,747
1,676	Tyco International Ltd.	82,845
1,540	Vitran Corp, Inc.	19,558
2,330	Waste Connections, Inc.	73,931

		4,209,994

Technology: 4.3%
1,795	ACI Worldwide, Inc.	60,617
15,506	Atmel Corp.	218,169
1,958	ATMI, Inc.	40,002
14,451	AXT, Inc.	122,545
1,207	CACI International, Inc.	76,138
2,804	Ceva, Inc.	85,410
9,617	Convio, Inc.	103,960
7,078	Cypress Semiconductor Corp.	149,629
637	Entropic Communications, Inc.	5,663
2,402	Fairchild Semiconductor International, Inc.	40,137
5,310	Freescale Semiconductor Holdings I Ltd.	97,651
11,138	inContact, Inc.	52,905
361	Infosys Ltd. (ADR)	23,548
7,332	LTX-Credence Corp.	65,548
11,880	Magma Design Automation, Inc.	94,921
4,152	MEMC Electronic Materials, Inc.	35,417
8,618	Micron Technology, Inc.	64,463
1,848	MICROS Systems, Inc.	91,864
2,652	NXP Semiconductor N.V.	70,888
6,385	OCZ Technology Group, Inc.	51,080
6,277	Omnicell, Inc.	97,858
1,878	Omnivision Technologies, Inc.	65,373
2,343	Opnet Technologies, Inc.	95,922
11,335	Radisys Corp.	82,632
3,538	SciQuest, Inc.	60,464
16,680	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	210,335
2,589	Ultratech, Inc.	78,654
2,833	Veeco Instruments, Inc.	137,146
2,996	Velti Plc	50,662
2,801	Volterra Semiconductor Corp.	69,073

		2,498,674

Total Common Stocks (Cost: $13,042,634) (a)		14,652,056

Principal Amount

CORPORATE BONDS: 8.1%
	ARAMARK Holdings Corp
$ 100,000	8.63%,05/01/16	102,250
	Arch Coal, Inc.
219,000	7.00%,06/15/19 144A	219,547
219,000	7.25%,06/15/21 144A	220,369
	Berry Plastics Corp.
165,000	9.50%,05/15/18	164,587
	Catalyst Paper Corp.
250,000	11.00%,12/15/16 144A	215,000
	Celanese US Holdings LLC
87,500	5.88%,06/15/21	89,578
	Cumulus Media, Inc.
50,000	7.75%,05/01/19 144A	48,500
	Earthlink, Inc.
310,000	8.88%,05/15/19 144A	282,875
	Grohe Holding GmbH
100,000	5.47%,09/15/17	145,015
	Intelsat Jackson Holdings S.A.
350,000	11.25%,06/15/16	371,875
	International Lease Finance Corp.
100,000	5.75%,05/15/16	98,575
100,000	6.25%,05/15/19	97,856
	Lions Gate Entertainment, Inc.
85,000	10.25%,11/01/16 144A	86,912
	Liz Claiborne, Inc.
400,000	10.50%,04/15/19 144A	410,000
	Musketeer GmbH
125,000	9.50%,03/15/21	193,958
	Ono Finance II Plc
250,000	11.13%,07/15/19	379,758
	PAETEC Holding Corp.
220,000	9.88%,12/01/18 144A	229,075
	Production Resource Group, Inc.
215,000	8.88%,05/01/19 144A	214,462
	RadioShack Corp.
87,500	6.75%,05/15/19 144A	84,656
	Refresco Group B.V.
125,000	7.38%,05/15/18	183,988
	Satmex Escrow S.A. de C.V.
200,000	9.50%,05/15/17 144A	205,000
	Seagate HDD Cayman
225,000	7.75%,12/15/18 144A	237,375
	The Gap, Inc.
412,000	5.95%,04/12/21	396,531

Total Corporate Bonds (Cost: $4,670,105) (a)		4,677,742

FOREIGN DEBT OBLIGATIONS: 0.3% (Cost: $179,403)
	Aston Martin Capital Ltd.
GBP 112,000	9.25%,07/15/18	173,334

GOVERNMENT BONDS: 1.8%
	U.S. Treasury Bond
$ 80,000	4.25%,11/15/40	78,212
	U.S. Treasury Notes
317,000	1.50%,06/30/16	313,186
610,000	3.63%,02/15/21	636,163

Total Government Bonds (Cost: $1,022,909) (a)		1,027,561

See Notes to Financial Statements

Number of Shares		Value

STRUCTURED NOTES: 5.5%
	Deutsche Bank A.G. London Branch, Alpha Overlay Securities
$ 2,138,000	09/24/12 * § (b)	$2,287,446
500,000	02/08/13 (b) §	512,050
400,000	07/03/13 (b) §	400,000

Total Structured Notes (Cost: $3,039,725) (a)		3,199,496

Number of Shares

EXCHANGE TRADED FUNDS: 3.3%
3,725	iShares MSCI All Peru Capped Index Fund	140,134
19,450	Market Vectors Emerging Markets Local Currency Bond ETF ‡	534,000
14,330	Market Vectors India Small-Cap Index ETF ‡	232,433
19,670	WisdomTree Emerging Markets SmallCap Dividend Fund	1,033,265

Total Exchange Traded Funds (Cost: $1,838,624) (a)		1,939,832

OPEN-END FUNDS: 40.1%
43,935	AC Risk Parity 12 Vol Fund #	6,305,514
312,011	AQR Diversified Arbitrage Fund	3,488,287
255,696	Highland Long/Short Equity Fund	2,881,691
2,759	Luxcellence - Virtuoso Fund * #	2,414,071
216,008	Marketfield Fund	2,965,796
328,807	TFS Market Neutral Fund	5,103,080

Total Open-End Funds (Cost: $22,533,367)		23,158,439

OPTIONS PURCHASED: 0.1% (Cost: $56,160)
8,000	S&P 500 Index Calls ($1,360, expiring 08/20/11) *	70,240

MONEY MARKET FUND: 21.5% (Cost: $12,400,891)
12,400,891	AIM Treasury Portfolio - Institutional Class	12,400,891

Total Investments: 106.1% (Cost: $58,783,829)		61,299,591
Liabilities in excess of other assets: (6.1)%		(3,530,113)

NET ASSETS: 100.0%		$57,769,478

SECURITIES SOLD SHORT: (26.8)%
COMMON STOCKS: (13.2)%
Basic Materials: (0.8)%
(1,557)	Celanese Corp.	(83,004)
(6,855)	RPM International, Inc.	(157,802)
(1,303)	The Sherwin-Williams Co.	(109,283)
(2,995)	Valspar Corp.	(108,000)

		(458,089)

Communications: (0.8)%
(319)	Acme Packet, Inc.	(22,371)
(3,262)	EZchip Semiconductor Ltd.	(120,596)
(370)	Factset Research Systems, Inc.	(37,858)
(4,140)	Juniper Networks, Inc.	(130,410)
(3,083)	Viasat, Inc.	(133,401)

		(444,636)

Consumer, Cyclical: (2.9)%
(765)	Abercrombie & Fitch Co.	(51,194)
(6,110)	BJ’s Restaurants, Inc.	(319,920)
(3,082)	Bob Evans Farms, Inc.	(107,778)
(396)	Chipotle Mexican Grill, Inc.	(122,043)
(6,115)	Cintas Corp.	(201,978)
(6,209)	Fastenal Co.	(223,462)
(528)	Group 1 Automotive, Inc.	(21,743)
(786)	Limited Brands, Inc.	(30,222)
(312)	MSC Industrial Direct Co.	(20,689)
(2,345)	O’Reilly Automotive, Inc.	(153,621)
(524)	Phillips-Van Heusen Corp.	(34,306)
(252)	Polo Ralph Lauren Corp.	(33,418)
(518)	The Childrens Place Retail Stores, Inc.	(23,046)
(933)	The Gap, Inc.	(16,887)
(6,594)	Thor Industries, Inc.	(190,171)
(2,187)	Urban Outfitters, Inc.	(61,565)
(1,676)	Zumiez, Inc.	(41,850)

		(1,653,893)

Consumer, Non-cyclical: (1.4)%
(342)	Alliance Data Systems Corp.	(32,172)
(775)	Colgate-Palmolive Co.	(67,743)
(510)	Edwards Lifesciences Corp.	(44,462)
(696)	Global Payments, Inc.	(35,496)
(511)	HMS Holdings Corp.	(39,281)
(553)	Kinetic Concepts, Inc.	(31,869)
(3,522)	Laboratory Corp of America Holdings	(340,894)
(359)	Monro Muffler Brake, Inc.	(13,387)
(263)	RSC Holdings, Inc.	(3,145)
(3,071)	Safeway, Inc.	(71,769)
(3,473)	SAIC, Inc.	(58,416)
(905)	The Scotts Miracle-Gro Co.	(46,436)
(598)	Whole Foods Market, Inc.	(37,943)

		(823,013)

Financial: (2.7)%
(68,884)	Allied Irish Banks Plc (ADR)	(146,723)
(35,000)	Banco Bilbao Vizcaya Argentaria S.A. (ADR)	(410,900)
(39,100)	Banco Santander S.A. (ADR)	(450,041)
(7,000)	Deutsche Bank AG	(414,680)
(250)	Jones Lang LaSalle, Inc.	(23,575)
(115,560)	The Governor & Co. of the Bank of Ireland (ADR)	(124,805)

		(1,570,724)

Industrial: (2.5)%
(1,157)	Aerovironment, Inc.	(40,900)
(2,340)	Aptargroup, Inc.	(122,476)
(968)	Badger Meter, Inc.	(35,806)
(897)	Belden, Inc.	(31,269)
(4,041)	Boeing Co.	(298,751)
(2,614)	Briggs & Stratton Corp.	(51,914)
(2,311)	Ceradyne, Inc.	(90,106)
(382)	CH Robinson Worldwide, Inc.	(30,117)
(770)	Cymer, Inc.	(38,123)
(2,580)	ESCO Technologies, Inc.	(94,944)

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: (continued)
(3,397)	Fabrinet	$(82,479)
(956)	FEI Co.	(36,510)
(1,304)	Forward Air Corp.	(44,062)
(3,227)	II-VI, Inc.	(82,611)
(1,040)	Lennox International, Inc.	(44,793)
(614)	Precision Castparts Corp.	(101,095)
(764)	Regal-Beloit Corp.	(51,012)
(2,040)	Swift Transportation Co.	(27,642)
(2,274)	Thermo Fisher Scientific, Inc.	(146,423)

		(1,451,033)

Technology: (2.1)%
(562)	ANSYS, Inc.	(30,725)
(1,213)	ARM Holdings Plc (ADR)	(34,486)
(7,421)	ASML Holding N.V.	(274,280)
(4,086)	Cavium, Inc.	(178,109)
(3,877)	Emulex Corp.	(33,342)
(7,528)	Hewlett-Packard Co.	(274,019)
(1,329)	Intel Corp.	(29,451)
(1,595)	JDA Software Group, Inc.	(49,270)
(506)	Lam Research Corp.	(22,406)
(1,593)	LivePerson, Inc.	(22,525)
(1,915)	Mercury Computer Systems, Inc.	(35,772)
(792)	ON Semiconductor Corp.	(8,292)
(1,035)	RADWARE Ltd.	(36,059)
(965)	RightNow Technologies, Inc.	(31,266)
(810)	Riverbed Technology, Inc.	(32,068)
(1,303)	Rudolph Technologies, Inc.	(13,955)
(1,211)	SYNNEX Corp.	(38,389)
(792)	Texas Instruments, Inc.	(26,001)
(2,492)	The Keyw Holding Corp.	(30,876)
(771)	VeriFone Systems, Inc.	(34,194)

		(1,235,485)

Total Common Stocks (Proceeds: $(7,498,002))		(7,636,873)

Principal Amount

CORPORATE BONDS: (5.5)%
	Best Buy Co., Inc.
$ (250,00)	5.50%,03/15/21	(246,602)
	Cirsa Funding Luxembourg S.A.
(200,000)	8.75%,05/15/18	(295,468)
	First Data Corp.
(220,000)	10.55%,09/24/15	(229,350)
(110,000)	11.25%,03/31/16	(108,900)
	Genworth Financial, Inc.
(200,000)	7.63%,09/24/21	(202,682)
	JPMorgan Chase & Co.
(325,000)	4.63%,05/10/21	(323,002)
	Marina District Finance Co., Inc.
(305,000)	9.50%,10/15/15 144A	(318,725)
	Pilgrim’s Pride Corp.
(270,000)	7.88%,12/15/18 144A	(251,100)
	Range Resources Corp.
(75,000)	5.75%,06/01/21	(73,875)
	Realogy Corp.
(140,000)	7.88%,02/15/19 144A	(139,300)
	The Dow Chemical Co.
(390,000)	4.25%,11/15/20	(382,076)
	United States Steel Corp.
(220,000)	7.38%,04/01/20	(227,150)
	Univision Communications, Inc.
(160,000)	8.50%,05/15/21 144A	(160,400)
	Vail Resorts, Inc.
(200,000)	6.50%,05/01/19 144A	(202,000)

Total Corporate Bonds (Proceeds: $(3,151,783))		(3,160,630)

GOVERNMENT BONDS: (0.7)%
	U.S. Treasury Bond
(80,000)	4.75%,02/15/41	(85,050)
	U.S. Treasury Notes
(317,000)	1.75%,05/31/16	(317,544)
(2,000)	3.63%,02/15/21	(2,086)

Total Government Bonds (Proceeds: $(407,972))		(404,680)

Number of Shares

EXCHANGE TRADED FUNDS: (7.4)%
(296)	Consumer Discretionary Select Sector SPDR Fund	(11,902)
(2,127)	Consumer Staples Select Sector SPDR Fund	(66,426)
(9,702)	Direxion Daily Emerging Markets Bull 3X Shares	(367,997)
(9,500)	Direxion Daily Financial Bull 3X Shares	(243,580)
(2,720)	Direxion Daily Technology Bull 3X Shares	(119,354)
(265)	iShares Dow Jones Transportation Average Index Fund	(25,959)
(11,120)	iShares MSCI Emerging Markets Index Fund	(529,312)
(1,588)	iShares PHLX SOX Semiconductor Sector Index Fund	(88,213)
(4,693)	iShares Russell 2000 Growth Index Fund	(445,131)
(2,797)	iShares Russell Microcap Index Fund	(143,318)
(1,830)	Oil Services HOLDRs Trust	(278,160)
(2,786)	Semiconductor HOLDRs Trust	(94,947)
(12,090)	SPDR S&P 500 ETF Trust	(1,595,517)
(587)	SPDR S&P MidCap 400 ETF Trust	(104,134)
(1,033)	SPDR S&P Retail ETF	(55,224)
(4,014)	Technology Select Sector SPDR Fund	(103,160)

Total Exchange Traded Funds (Proceeds: $(4,110,058))		(4,272,334)

Total Securities Sold Short (Proceeds: $(15,167,815))		$(15,474,517)

COVERED OPTIONS WRITTEN: (0.4)%
(Premiums received: $(180,340))
(8,000)	S&P 500 Index Calls ($1320, expiring 8/20/11) *	$(215,600)

See Notes to Financial Statements

ADR — American Depositary Receipt
GBP — British Pound
GDR — Global Depositary Receipt
HKD — Hong Kong Dollar
SGD — Singapore Dollar
THB — Thai Baht

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $24,008,853.

(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank Fed Funds Total Return Index and the Deutsche Bank Equity Mean Reversion Alpha Index.

‡	Affiliated issuer - as defined under the Investment Company Act of 1940.

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $9,754,450 which represents 16.9% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $2,287,446 which represents 4.0% of net assets.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,382,246, or 2.4% of net assets.

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2011 is set forth below:

Affiliates	Value 12/31/10	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Value 06/30/11

Market Vectors Emerging Markets Local Currency Bond ETF	$—	$530,782	$—	$—	$2,600	$534,000
Market Vectors Gold Miners ETF	106,589	—	97,834	1,090	—	—
Market Vectors India Small-Cap Index ETF	—	239,437	—	—	—	232,433
Market Vectors Junior Gold Miners ETF	112,809	—	103,506	15,780	—	—
Market Vectors Russia ETF	462,312	—	474,369	73,652	—	—

	$681,710	$770,219	$675,709	$90,522	$2,600	$766,433

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Long positions
Common Stocks
Basic Materials	$663,791	$—	$—	$663,791
Communications	1,513,320	—	—	1,513,320
Consumer, Cyclical	1,920,429	—	—	1,920,429
Consumer, Non-cyclical	1,233,018	—	—	1,233,018
Diversified	—	648,820	—	648,820
Energy	1,093,838	—	—	1,093,838
Financial	484,127	386,045	—	870,172
Industrial	4,209,994	—	—	4,209,994
Technology	2,498,674	—	—	2,498,674
Corporate Bonds	—	4,677,742	—	4,677,742
Foreign Debt Obligations	—	173,334	—	173,334
Government Bonds	—	1,027,561	—	1,027,561
Structured Notes	—	3,199,496	—	3,199,496
Exchange Traded Funds	1,939,832	—	—	1,939,832
Open-End Funds	14,438,854	8,719,585	—	23,158,439
Options Purchased	70,240	—	—	70,240
Money Market Fund	12,400,891	—	—	12,400,891

Total	$42,467,008	$18,832,583	$—	$61,299,591

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Short positions
Common Stocks*	$(7,636,873)	$—	$—	$(7,636,873)
Corporate Bonds	—	(3,160,630)	—	(3,160,630)
Government Bonds	—	(404,680)	—	(404,680)
Exchange Traded Funds	(4,272,334)	—	—	(4,272,334)

Total	$(11,909,207)	$(3,565,310)	$—	$(15,474,517)

Other Financial Instruments, net**	$(215,600)	$—	$—	$(215,600)

*	See Schedule of Investments for security type and industry sector breakouts.

**	Other financial instruments include written options.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2011:

Balance as of 12/31/10	$2,160
Realized gain (loss)	9,990
Change in unrealized appreciation (depreciation)	(2,160)
Purchases	—
Sales	(9,990)
Transfers in and/or out of level 3	—

Balance as of 6/30/11	$—

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011 (unaudited)

	CM Commodity Index Fund	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund	Multi-Manager Alternatives Fund

Assets:
Investments, at value
Unaffiliated issuers (1)	$32,260,569	$124,185,722	$5,124,387,454	$1,594,650,962	$60,533,158
Affiliated issuers (2)	—	—	—	—	766,433
Foreign currency (3)	—	1,579,776	10,937,982	3,388,128	—
Receivables:
Due from broker	—	—	—	—	13,981,257
Investments sold	44,492	517,503	—	7,822,373	1,312,038
Shares of beneficial interest sold	376,563	182,961	17,178,343	7,800,539	231,624
Due from Adviser	3,301	—	—	—	—
Dividends and interest	142	374,645	3,283,403	511,212	101,848
Prepaid expenses	—	60,880	1,813,308	651,729	297
Other assets	406	—	—	—	—

Total assets	32,685,473	126,901,487	5,157,600,490	1,614,824,943	76,926,655

Liabilities:
Securities sold short (4)	—	—	—	—	15,474,517
Written options, at value (5)	—	—	—	—	215,600
Payables:
Dividends on securities sold short	—	—	—	—	11,007
Interest on securities sold short	—	—	—	—	28,883
Due to broker	44,889	—	—	—	—
Investments purchased	—	1,236,663	10,101,755	19,004,058	2,547,025
Shares of beneficial interest redeemed	—	234,208	6,839,989	1,568,870	272,385
Due to Adviser	—	66,783	3,837,862	786,715	66,699
Due to custodian	—	—	—	42,401	427,100
Due to Distributor	4,186	58,306	1,581,145	657,181	—
Deferred Trustee fees	155	30,802	435,361	241,261	2,274
Swaps, at value	127,058	—	—	—	—
Accrued expenses	69,250	362,451	430,742	352,226	111,687

Total liabilities	245,538	1,989,213	23,226,854	22,652,712	19,157,177

NET ASSETS	$32,439,935	$124,912,274	$5,134,373,636	$1,592,172,231	$57,769,478

Class A Shares:
Net Assets	$22,793,170	$92,050,087	$2,443,723,770	$1,218,560,263	$41,365,106

Shares of beneficial interest outstanding	2,509,603	6,865,376	45,976,203	54,725,890	4,402,937

Net asset value and redemption price per share	$9.08	$13.41	$53.15	$22.27	$9.39

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$9.63	$14.23	$56.39	$23.63	$9.97

Class C Shares:
Net Assets		$25,724,347	$658,621,818	$256,418,397

Shares of beneficial interest outstanding		2,024,553	13,609,480	12,344,240

(Redemption may be subject to a contingent deferred sales charge within the first year of ownership)		$12.71	$48.39	$20.77

Class I Shares:
Net Assets	$2,508,933	$4,005,191	$1,909,908,687	$104,321,197	$10,373,921

Shares of beneficial interest outstanding	275,722	291,195	35,155,278	3,858,330	1,098,702

Net asset value, offering and redemption price per share	$9.10	$13.75	$54.33	$27.04	$9.44

Class Y Shares:
Net Assets	$7,137,832	$3,132,649	$122,119,361	$12,872,374	$6,030,451

Shares of beneficial interest outstanding	784,727	233,799	2,291,307	577,400	639,593

Net asset value, offering and redemption price per share	$9.10	$13.40	$53.30	$22.29	$9.43

Net Assets consist of:
Aggregate paid in capital	$33,021,762	$133,207,945	$3,960,000,451	$1,006,939,308	$56,012,484
Net unrealized appreciation (depreciation)	(125,871)	17,707,480	1,139,534,093	710,906,598	2,169,556
Accumulated net investment loss	(74,843)	(854,189)	(42,094,210)	(171,148,010)	(421,120)
Accumulated net realized gain (loss)	(381,113)	(25,148,962)	76,933,302	45,474,335	8,558

	$32,439,935	$124,912,274	$5,134,373,636	$1,592,172,231	$57,769,478

(1) Cost of Investments - Unaffiliated issuers	$32,259,382	$106,182,967	$3,984,676,176	$883,648,861	$58,013,600

(2) Cost of Investments - Affiliated issuers	$—	$—	$—	$—	$770,219

(3) Cost of foreign currency	$—	$1,569,313	$10,931,178	$3,385,846	$—

(4) Proceeds for securities sold short	$—	$—	$—	$—	$15,167,815

(5) Premiums received for written options	$—	$—	$—	$—	$180,340

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2011 (unaudited)

	CM Commodity Index Fund	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund	Multi-Manager Alternatives Fund

Income:
Dividends	$3,587	$1,299,261	$24,093,103	$4,127,711	$124,475
Dividends from affiliates	—	—	—	—	2,600
Interest	5,945	5,760	26,532	4,174	69,758
Foreign taxes withheld	—	(111,003)	(1,150,161)	(432,148)	(4,442)

Total income	9,532	1,194,018	22,969,474	3,699,737	192,391

Expenses:
Management fees	71,393	493,807	23,503,794	4,960,368	336,907
Dividends on securities sold short	—	—	—	—	89,432
Distribution fees - Class A	16,311	121,115	2,986,316	1,591,196	17,264
Distribution fees - Class C	—	132,770	3,136,900	1,349,707	—
Transfer agent fees - Class A	20,597	49,764	921,137	256,936	33,150
Transfer agent fees - Class C	—	20,627	286,343	79,127	—
Transfer agent fees - Class I	3,839	5,596	25,963	12,461	7,772
Transfer agent fees - Class Y	10,887	5,712	50,749	11,846	3,146
Administration fees	—	164,602	—	1,847,778	—
Custodian fees	18,046	115,639	258,068	120,680	25,246
Professional fees	31,482	34,118	192,397	91,692	18,398
Registration fees - Class A	8,567	12,405	108,327	31,163	15,798
Registration fees - Class C	—	13,395	18,879	14,544	—
Registration fees - Class I	2,135	7,490	13,778	37,415	3,665
Registration fees - Class Y	2,165	2,508	12,575	6,433	1,433
Reports to shareholders	6,032	18,127	458,937	105,263	14,557
Insurance	—	4,013	101,543	—	1,169
Trustees’ fees and expenses	1,852	7,386	166,849	82,604	3,424
Interest	115	—	—	—	617
Other	4,808	17,573	34,979	59,670	4,563

Total expenses	198,229	1,226,647	32,277,534	10,658,883	576,541
Waiver of management fees	(71,393)	(50,149)	(95,352)	—	(3,193)
Expenses assumed by the Adviser	(42,461)	—	—	—	—

Net expenses	84,375	1,176,498	32,182,182	10,658,883	573,348

Net investment income (loss)	(74,843)	17,520	(9,212,708)	(6,959,146)	(380,957)

Net realized gain (loss) on:
Investments sold - unaffiliated issuers (a)	—	7,086,112	153,359,965	48,620,469	260,120
Investments sold - affiliated issuers	—	—	—	—	90,522
Net increase from payments by Adviser (See note 3)	44,492	—	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	(76,317)	(695,734)	211,602	10,325
Swap contracts	(425,605)	—	—	—	—
Options purchased	—	—	—	—	(47,198)
Written options	—	—	—	—	32,300
Securities sold short	—	—	—	—	(49,793)
Futures contracts	—	—	—	—	(199,374)

Net realized gain (loss)	(381,113)	7,009,795	152,664,231	48,832,071	96,902

Change in net unrealized appreciation (depreciation) on:
Investments, futures contracts, options purchased and written options (b)	1,187	(10,259,531)	(93,248,869)	(219,797,240)	604,815
Foreign currency transactions and foreign denominated assets and liabilities	—	(28,675)	(131,901)	(97,063)	12,717
Securities sold short	—	—	—	—	158,910
Swap contracts	(127,058)	—	—	—	—

Change in net unrealized appreciation (depreciation)	(125,871)	(10,288,206)	(93,380,770)	(219,894,303)	776,442

Net Increase (Decrease) in Net Assets Resulting from Operations	$(581,827)	$(3,260,891)	$50,070,753	$(178,021,378)	$492,387

(a)	Net of foreign taxes of $95,860 for the Emerging Markets Fund.
(b)	Net of foreign taxes of $54,872 and $6,143 for the Emerging Markets Fund and the Multi-Manager Alternatives Fund, respectively.

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund	Emerging Markets Fund		Global Hard Assets Fund

	Six Months Ended June 30, 2011*	Six Months Ended June 30, 2011	Year Ended December 31, 2010	Six Months Ended June 30, 2011	Year Ended December 31, 2010

	(unaudited)	(unaudited)		(unaudited)

Operations:
Net investment income (loss)	$(74,843)	$17,520	$(514,147)	$(9,212,708)	$(12,778,046)
Net realized gain (loss)	(425,605)	7,009,795	22,227,599	152,664,231	61,091,554
Net increase from payments by Adviser (See Note 3)	44,492	—	—	—	—
Net change in unrealized appreciation (depreciation)	(125,871)	(10,288,206)	7,012,154	(93,380,770)	850,045,810

Net increase (decrease) in net assets resulting from operations	(581,827)	(3,260,891)	28,725,606	50,070,753	898,359,318

Dividends to shareholders from:
Net investment income
Class A Shares	—	—	(282,637)	—	(8,576,710)
Class C Shares	—	—	(75,896)	—	(2,525,990)
Class I Shares	—	—	(10,456)	—	(6,628,362)
Class Y Shares +	—	—	(15,133)	—	(248,769)

Total dividends	—	—	(384,122)	—	(17,979,831)

Share transactions:
Proceeds from sale of shares
Class A Shares	25,537,117	11,359,209	39,167,138	832,489,025	1,039,768,824
Class C Shares	—	4,258,453	10,040,748	149,086,649	167,581,811
Class I Shares	1,506,937	—	86,827	426,930,351	812,883,392
Class Y Shares +	8,646,444	9,054,085	8,282,498	111,103,667	57,175,280

.	35,690,498	24,671,747	57,577,211	1,519,609,692	2,077,409,307

Reinvestment of dividends
Class A Shares	—	—	202,563	—	6,511,275
Class C Shares	—	—	46,510	—	2,344,551
Class I Shares	—	—	10,456	—	5,518,697
Class Y Shares +	—	—	15,133	—	215,338

.	—	—	274,662	—	14,589,861

Cost of shares redeemed
Class A Shares	(6,357,728)	(24,866,920)	(43,976,724)	(495,659,564)	(618,804,076)
Class C Shares	—	(5,683,819)	(6,941,766)	(51,818,981)	(82,431,006)
Class I Shares	(200)	—	—	(192,606,865)	(149,155,942)
Class Y Shares +	(2,310,808)	(11,825,469)	(3,040,070)	(49,908,333)	(6,070,142)

.	(8,668,736)	(42,376,208)	(53,958,560)	(789,993,743)	(856,461,166)

Net increase (decrease) in net assets resulting from share transactions	27,021,762	(17,704,461)	3,893,313	729,615,949	1,235,538,002

Total increase (decrease) in net assets	26,439,935	(20,965,352)	32,234,797	779,686,702	2,115,917,489

Net Assets:
Beginning of period	6,000,000	145,877,626	113,642,829	4,354,686,934	2,238,769,445

End of period #	$32,439,935	$124,912,274	$145,877,626	$5,134,373,636	$4,354,686,934

# Including accumulated net investment loss	(74,843)	(854,189)	(871,709)	(42,094,210)	(32,881,502)

*	Commencement of operations is December 31, 2010.

+	Inception date of Class Y is May 1, 2010

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	International Investors Gold Fund		Multi-Manager Alternatives Fund

	Six Months Ended June 30, 2011	Year Ended December 31, 2010	Six Months Ended June 30, 2011	Year Ended December 31, 2010

	(unaudited)		(unaudited)

Operations:
Net investment loss	$(6,959,146)	$(13,491,182)	$(380,957)	$(392,449)
Net realized gain	48,832,071	146,209,574	96,902	884,770
Net change in unrealized appreciation (depreciation)	(219,894,303)	420,268,505	776,442	1,141,026

Net increase (decrease) in net assets resulting from operations	(178,021,378)	552,986,897	492,387	1,633,347

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	—	(101,003,006)	—	(105,375)
Class C Shares	—	(22,342,035)	—	—
Class I Shares	—	(5,366,234)	—	(18,105)
Class Y Shares +	—	(1,450,876)	—	(976)

	—	(130,162,151)	—	(124,456)

Net realized gains
Class A Shares	—	(81,352,872)	—	(380,972)
Class C Shares	—	(17,931,534)	—	—
Class I Shares	—	(4,326,366)	—	(65,456)
Class Y Shares +	—	(1,169,725)	—	(3,527)

	—	(104,780,497)	—	(449,955)

Total dividends and distributions	—	(234,942,648)	—	(574,411)

Share transactions:
Proceeds from sale of shares
Class A Shares	217,971,646	422,750,670	10,485,490	30,679,950
Class C Shares	39,329,862	117,785,889	—	—
Class I Shares	56,001,883	63,714,026	3,677,300	4,129,135
Class Y Shares +	5,398,859	19,484,292	6,250,301	382,377

	318,702,250	623,734,877	20,413,091	35,191,462

Reinvestment of dividends and distributions
Class A Shares	—	145,507,913	—	395,142
Class C Shares	—	26,352,656	—	—
Class I Shares	—	9,692,592	—	39,076
Class Y Shares +	—	2,528,793	—	4,161

	—	184,081,954	—	438,379

Cost of shares redeemed
Class A Shares	(221,598,100)	(265,361,140)	(7,786,140)	(8,715,794)
Class C Shares	(39,413,538)	(34,266,890)	—	—
Class I Shares	(28,802,846)	(9,336,162)	(31,659)	(99,100)
Class Y Shares +	(9,768,247)	(2,852,529)	(631,486)	(3,818)

	(299,582,731)	(311,816,721)	(8,449,285)	(8,818,712)

Net increase in net assets resulting from share transactions	19,119,519	496,000,110	11,963,806	26,811,129

Total increase (decrease) in net assets	(158,901,859)	814,044,359	12,456,193	27,870,065

Net Assets:
Beginning of period	1,751,074,090	937,029,731	45,313,285	17,443,220

End of period #	$1,592,172,231	$1,751,074,090	$57,769,478	$45,313,285

# Including accumulated net investment loss	(171,148,010)	(164,188,864)	(421,120)	(40,163)

+	Inception date of Class Y is May 1, 2010

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CASH FLOWS
For the period ended June 30, 2011 (unaudited)

Cash flows from operating activities
Net increase in net assets resulting from operations	$492,387

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long term securities	(37,039,859)
Proceeds from sale of long term securities	32,583,027
Change in short term investments	(3,675,445)
Proceeds of short sales of long term securities	11,324,468
Purchases of short sale covers of long term securities	(8,075,565)
Net premiums received from options written	(151,138)
Increase in receivable from broker	(8,058,711)
Decrease in prepaid expense	1,195
Increase in receivable from investments sold	(1,192,389)
Increase in dividends and interest receivable	(41,939)
Increase in variation margin receivable	(7,250)
Increase in dividends and interest payable on securities sold short	47,314
Increase in accrued expenses	23,657
Decrease in payable for investments purchased	2,519,907
Decrease in due to Distributor	(7,373)
Increase in deferred Trustee fees	577
Increase in due to Adviser	19,181
Net realized gain from investments and securities sold short	(300,849)
Change in unrealized appreciation of investments	(1,041,696)

Net cash used in operating activities	$(12,580,501)

Cash flows from financing activities
Proceeds from sales of shares	20,331,301
Cost of shares redeemed	(8,177,900)
Cash distributions paid	—

Net cash provided by financing activities	12,153,401

Net change in cash	(427,100)
Cash, beginning of period	—

Cash due to custodian, end of period	$(427,100)

Supplemental disclosure of cash flow information:
Short sale dividends paid during the period	$42,118

Interest expense paid during the period	$555

See Notes to Financial Statements

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	For the Six Months Ended June 30, 2011(a)

	(unaudited)

Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment loss	(0.04	)(c)
Net realized and unrealized gain on investments	0.23
Payment by Adviser	0.01	(f)

Total from investment operations	0.20

Net asset value, end of period	$9.08

Total return (b)	2.25	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,793
Ratio of gross expenses to average net assets	2.09	%(e)
Ratio of net expenses to average net assets	0.95	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.95	%(e)
Ratio of net investment loss to average net assets	(0.86	)%(e)
Portfolio turnover rate	0	%(d)

	Class I

	For the Six Months Ended June 30, 2011(a)

	(unaudited)

Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment loss	(0.03	)(c)
Net realized and unrealized gain on investments	0.24
Payment by Adviser	0.01	(f)

Total from investment operations	0.22

Net asset value, end of period	$9.10

Total return (b)	2.48	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,509
Ratio of gross expenses to average net assets	2.42	%(e)
Ratio of net expenses to average net assets	0.66	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.65	%(e)
Ratio of net investment loss to average net assets	(0.55	)%(e)
Portfolio turnover rate	0	%(d)

(a)	For the period December 31, 2010 (commencement of operations) through June 30, 2011.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon weighted average shares outstanding.
(d)	Not Annualized.
(e)	Annualized.
(f)	For the period ended June 30, 2011, 0.11% of the total return, representing $0.01 per share, consisted of a payment by the Adviser. (See Note 3).

See Notes to Financial Statements

	Class Y

	For the Six Months Ended June 30, 2011(a)

	(unaudited)
Net asset value, beginning of period	$8.88

Income from investment operations:
Net investment loss	(0.03	)(c)
Net realized and unrealized gain on investments	0.24
Payment by Adviser	0.01	(f)

Total from investment operations	0.22

Net asset value, end of period	$9.10

Total return (b)	2.48	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,138
Ratio of gross expenses to average net assets	1.92	%(e)
Ratio of net expenses to average net assets	0.70	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.70	%(e)
Ratio of net investment loss to average net assets	(0.65	)%(e)
Portfolio turnover rate	0	%(d)

(a)	For the period December 31, 2010 (commencement of operations) through June 30, 2011.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon weighted average shares outstanding.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period ended June 30, 2011, 0.11% of the total return, representing $0.01 per share, consisted of a payment by the Adviser.

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	Class A

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010	2009		2008	2007	2006

	(unaudited)
Net asset value, beginning of period	$13.69		$10.71	$4.86		$16.49	$13.27	$10.98

Income from investment operations:
Net investment income (loss)	0.01	(b)	(0.04)	(0.02)		— (c)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	(0.29)		3.06	5.81		(11.23)	4.75	4.27
Payment by the Adviser	—		—	0.06	(f)	—	—	—

Total from investment operations	(0.28)		3.02	5.85		(11.23)	4.73	4.28

Less distributions from:
Net investment income	—		(0.04)	—		(0.01)	—	—
Net realized gains	—		—	—		(0.39)	(1.51)	(1.99)

Total distributions	—		(0.04)	—		(0.40)	(1.51)	(1.99)

Net asset value, end of period	$13.41		$13.69	$10.71		$4.86	$16.49	$13.27

Total return (a)	(2.05	)%(d)	28.17%	120.37	%(f)	(68.12)%	35.66%	38.98%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$92,050		$108,019	$91,059		$31,768	$156,203	$51,086
Ratio of gross expenses to average net assets	1.65	%(e)	1.74%	1.81%		1.80%	1.70%	1.96%
Ratio of net expenses to average net assets	1.65	%(e)	1.74%	1.81%		1.80%	1.70%	1.95%
Ratio of net expenses, excluding interest expense, to average net assets	1.65	%(e)	1.74%	1.81%		1.80%	1.70%	1.95%
Ratio of net investment income (loss) to average net assets	0.14	%(e)	(0.31)%	(0.26)%		0.03%	(0.22)%	0.06%
Portfolio turnover rate	54	%(d)	110%	63%		48%	66%	73%

	Class C

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010	2009		2008	2007	2006

	(unaudited)
Net asset value, beginning of period	$13.01		$10.26	$4.68		$16.06	$13.05	$10.90

Income from investment operations:
Net investment loss	(0.03	)(b)	(0.10)	(0.06)		(0.09)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.27)		2.89	5.58		(10.89)	4.59	4.21
Payment by the Adviser	—		—	0.06	(f)	—	—	—

Total from investment operations	(0.30)		2.79	5.58		(10.98)	4.52	4.14

Less distributions from:
Net investment income	—		(0.04)	—		(0.01)	—	—
Net realized gains	—		—	—		(0.39)	(1.51)	(1.99)

Total distributions	—		(0.04)	—		(0.40)	(1.51)	(1.99)

Net asset value, end of period	$12.71		$13.01	$10.26		$4.68	$16.06	$13.05

Total return (a)	(2.31	)%(d)	27.16%	119.23	%(f)	(68.40)%	34.65%	37.98%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$25,724		$27,859	$19,487		$7,807	$33,802	$12,220
Ratio of gross expenses to average net assets	2.53	%(e)	2.61%	2.97%		2.49%	2.38%	2.74%
Ratio of net expenses to average net assets	2.50	%(e)	2.48%	2.49%		2.49%	2.38%	2.72%
Ratio of net expenses, excluding interest expense, to average net assets	2.50	%(e)	2.48%	2.49%		2.49%	2.38%	2.72%
Ratio of net investment loss to average net assets	(0.46	)%(e)	(1.07)%	(0.92)%		(0.61)%	(0.86)%	(0.70)%
Portfolio turnover rate	54	%(d)	110%	63%		48%	66%	73%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculation based upon weighted average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.
(f)

For the year ended December 31, 2009, 0.91% of the Class A and 0.94% of Class C total return, representing $0.06 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.

See Notes to Financial Statements

	Class I

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010	2009		2008	2007(a)

	(unaudited)
Net asset value, beginning of period	$14.01		$10.91	$4.92		$16.49	$16.49

Income from investment operations:
Net investment income	0.05	(d)	0.02	0.06		0.06	—
Net realized and unrealized gain (loss) on investments	(0.31)		3.12	5.86		(11.23)	—
Payment by the Adviser	—		—	0.07	(g)	—	—

Total from investment operations	(0.26)		3.14	5.99		(11.17)	—

Less distributions from:
Net investment income	—		(0.04)	—		(0.01)	—
Net realized gains	—		—	—		(0.39)	—

Total distributions	—		(0.04)	—		(0.40)	—

Net asset value, end of period	$13.75		$14.01	$10.91		$4.92	$16.49

Total return (c)	(1.86	)%(f)	28.75%	121.75	%(g)	(67.82)%	0.00%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,005		$4,079	$3,097		$1,708	$10
Ratio of gross expenses to average net assets	1.94	%(e)	2.23%	2.54%		1.96%	0.00	%(e)
Ratio of net expenses to average net assets	1.25	%(e)	1.25%	1.24%		1.16%	0.00	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	1.25	%(e)	1.25%	1.24%		1.15%	0.00	%(e)
Ratio of net investment income to average net assets	0.66	%(e)	0.18%	0.56%		1.29%	0.00	%(e)
Portfolio turnover rate	54	%(f)	110%	63%		48%	0	%(f)

	Class Y

	For the Six Months Ended June 30, 2011		Period Ended December 31, 2010(b)

	(unaudited)
Net asset value, beginning of period	$13.68		$11.30

Income from investment operations:
Net investment loss	—	(d)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.28)		2.45

Total from investment operations	(0.28)		2.42

Less distributions from:
Net investment income	—		(0.04)
Net realized gains	—		—

Total distributions	—		(0.04)

Net asset value, end of period	$13.40		$13.68

Total return (c)	(2.12	)%(f)	21.48	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,133		$5,920
Ratio of gross expenses to average net assets	1.63	%(e)	1.73	%(e)
Ratio of net expenses to average net assets	1.63	%(e)	1.70	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	1.63	%(e)	1.70	%(e)
Ratio of net investment loss to average net assets	(0.00	)%(e)	(0.77	)%(e)
Portfolio turnover rate	54	%(f)	110	%(f)

(a)	For the period December 31, 2007 (commencement of operations) through December 31, 2007.
(b)	For the period May 1, 2010 (commencement of operations) through December 31, 2010.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Calculation based upon weighted average shares outstanding.
(e)	Annualized.
(f)	Not annualized.
(g)

For the year ended December 31, 2009, 1.11% of the Class I total return, representing $0.07 per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010		2009		2008	2007	2006

	(unaudited)
Net asset value, beginning of period	$52.33		$40.92		$26.84		$48.52	$38.07	$33.24

Income from investment operations:
Net investment loss	(0.11	)(b)	(0.20	)(b)	(0.15)		(0.07)	(0.13)	(0.02)
Net realized and unrealized gain (loss) on investments	0.93		11.83		14.22		(21.61)	16.36	7.62
Payment by the Adviser	—		—		0.01	(e)	—	—	—

Total from investment operations	0.82		11.63		14.08		(21.68)	16.23	7.60

Less distributions from:
Net investment income	—		(0.22)		—		—	—	—
Net realized gains	—		—		—		—	(5.78)	(2.77)

Total distributions	—		(0.22)		—		—	(5.78)	(2.77)

Net asset value, end of period	$53.15		$52.33		$40.92		$26.84	$48.52	$38.07

Total return (a)	1.57	%(c)	28.43%		52.46	%(e)	(44.68)%	42.62%	22.86%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,443,724		$2,085,492		$1,240,769		$410,617	$697,604	$378,879
Ratio of gross expenses to average net assets	1.33	%(d)	1.43%		1.49%		1.46%	1.43%	1.61%
Ratio of net expenses to average net assets	1.33	%(d)	1.40%		1.46%		1.46%	1.43%	1.50%
Ratio of net expenses, excluding interest expense, to average net assets	1.33	%(d)	1.40%		1.46%		1.45%	1.43%	1.50%
Ratio of net investment loss to average net assets	(0.40	)%(d)	(0.47)%		(0.62)%		(0.17)%	(0.36)%	(0.05)%
Portfolio turnover rate	17	%(c)	66%		86%		73%	89%	71%

	Class C

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010		2009		2008	2007	2006

	(unaudited)
Net asset value, beginning of period	$47.82		$37.70		$24.92		$45.41	$36.16	$31.90

Income from investment operations:
Net investment loss	(0.28	)(b)	(0.48	)(b)	(0.34)		(0.46)	(0.37)	(0.22)
Net realized and unrealized gain (loss) on investments	0.85		10.82		13.11		(20.03)	15.40	7.25
Payment by the Adviser	—		—		0.01	(e)	—	—	—

Total from investment operations	0.57		10.34		12.78		(20.49)	15.03	7.03

Less distributions from:
Net investment income	—		(0.22)		—		—	—	—
Net realized gains	—		—		—		—	(5.78)	(2.77)
Total distributions	—		(0.22)		—		—	(5.78)	(2.77)

Net asset value, end of period	$48.39		$47.82		$37.70		$24.92	$45.41	$36.16

Total return (a)	1.19	%(c)	27.44%		51.28	%(e)	(45.12)%	41.55%	22.04%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$658,622		$557,023		$358,114		$139,234	$283,246	$146,671
Ratio of gross expenses to average net assets	2.09	%(d)	2.16%		2.30%		2.20%	2.19%	2.24%
Ratio of net expenses to average net assets	2.09	%(d)	2.16%		2.26%		2.20%	2.19%	2.23%
Ratio of net expenses, excluding interest expense, to average net assets	2.09	%(d)	2.16%		2.26%		2.19%	2.19%	2.23%
Ratio of net investment loss to average net assets	(1.17	)%(d)	(1.23)%		(1.42)%		(0.92)%	(1.11)%	(0.78)%
Portfolio turnover rate	17	%(c)	66%		86%		73%	89%	71%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon weighted average shares outstanding.
(c)	Not annualized.
(d)	Annualized.
(e)

For the year ended December 31, 2009, 0.03% of the Class A and Class C total return, representing $0.01 per share for Class A and Class C, consisted of a payment by the Adviser in connection with the past market timing activities.

See Notes to Financial Statements

	Class I

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010		2009		2008	2007	2006(a)

	(unaudited)
Net asset value, beginning of period	$53.40		$41.59		$27.14		$48.91	$38.19	$40.74

Income from investment operations:
Net investment income (loss)	(0.02	)(d)	(0.02	)(d)	(0.04)		0.15	0.02	0.06
Net realized and unrealized gain (loss) on investments	0.95		12.05		14.48		(21.92)	16.48	0.16
Payment by the Adviser	—		—		0.01	(g)	—	—	—

Total from investment operations	0.93		12.03		14.45		(21.77)	16.50	0.22

Less distributions from:
Net investment income	—		(0.22)		—		—	—	—
Net realized gains	—		—		—		—	(5.78)	(2.77)

Total distributions	—		(0.22)		—		—	(5.78)	(2.77)

Net asset value, end of period	$54.33		$53.40		$41.59		$27.14	$48.91	$38.19

Total return (c)	1.74	%(e)	28.93%		53.24	%(g)	(44.51)%	43.19%	0.54%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,909,909		$1,650,962		$639,887		$25,648	$31,652	$3,262
Ratio of gross expenses to average net assets	1.00	%(f)	1.05%		1.10%		1.17%	1.17%	1.25	%(f)
Ratio of net expenses to average net assets	1.00	%(f)	1.00%		1.00%		1.00%	1.02%	0.95	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(f)	1.00%		1.00%		1.00%	1.02%	0.95	%(f)
Ratio of net investment income (loss) to average net assets	(0.07	)%(f)	(0.04)%		(0.32)%		0.31%	0.04%	0.58	%(f)
Portfolio turnover rate	17	%(e)	66%		86%		73%	89%	71%

	Class Y

	For the Six Months Ended June 30, 2011		Period Ended December 31, 2010(b)

	(unaudited)
Net asset value, beginning of period	$52.41		$43.69

Income from investment operations:
Net investment loss	(0.04	)(d)	(0.03	)(d)
Net realized and unrealized gain on investments	0.93		8.97

Total from investment operations	0.89		8.94

Less distributions from:
Net investment income	—		(0.22)
Net realized gains	—		—

Total distributions	—		(0.22)

Net asset value, end of period	$53.30		$52.41

Total return (c)	1.70	%(e)	20.47	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$122,119		$61,210
Ratio of gross expenses to average net assets	1.11	%(f)	1.10%
Ratio of net expenses to average net assets	1.11	%(f)	1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.11	%(f)	1.10%
Ratio of net investment loss to average net assets	(0.14	)%(f)	(0.10)%
Portfolio turnover rate	17	%(e)	66	%(e)

(a)	For the period May 2, 2006 (commencement of operations) through December 31, 2006.
(b)	For the period May 1, 2010 (commencement of operations) through December 31, 2010.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Calculated based upon weighted average shares outstanding.
(e)	Not annualized.
(f)	Annualized.
(g)	For the year ended December 31, 2009, 0.03% of Class I total return, representing $0.01 per share, consisted of a payment by the Adviser in connection with the past market timing activities.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010		2009		2008	2007	2006

	(unaudited)
Net asset value, beginning of period	$24.70		$18.92		$11.98		$17.82	$16.00	$12.36

Income from investment operations:
Net investment income (loss)	(0.08	) (b)	(0.22	) (b)	(0.07)		(0.13)	0.16	(0.08)
Net realized and unrealized gain (loss) on investments	(2.35)		9.78		7.58		(5.12)	4.23	5.67
Payment by the Adviser	—		—		0.11	(e)	—	—	—

Total from investment operations	(2.43)		9.56		7.62		(5.25)	4.39	5.59

Less distributions from:
Net investment income	—		(2.09)		(0.68)		(0.09)	(1.54)	(0.42)
Net realized gains	—		(1.69)		—		(0.50)	(1.03)	(1.53)

Total distributions	—		(3.78)		(0.68)		(0.59)	(2.57)	(1.95)

Net asset value, end of period	$22.27		$24.70		$18.92		$11.98	$17.82	$16.00

Total return (a)	(9.84	)%(c)	50.99%		63.75	%(e)	(29.03)%	27.41%	45.23%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,218,560		$1,359,014		$799,296		$436,565	$616,260	$457,587
Ratio of gross expenses to average net assets	1.17	%(d)	1.25%		1.43%		1.45%	1.46%	1.57%
Ratio of net expenses to average net assets	1.17	%(d)	1.25%		1.43%		1.45%	1.46%	1.56%
Ratio of net expenses, excluding interest expense, to average net assets	1.17	%(d)	1.25%		1.43%		1.45%	1.46%	1.56%
Ratio of net investment loss to average net assets	(0.73	)%(d)	(0.98)%		(1.10)%		(0.76)%	(0.87)%	(1.09)%
Portfolio turnover rate	11	%(c)	33%		19%		30%	35%	18%

	Class C

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010		2009		2008	2007	2006

	(unaudited)
Net asset value, beginning of period	$23.13		$18.01		$11.45		$17.21	$15.61	$12.17

Income from investment operations:
Net investment income (loss)	(0.16	) (b)	(0.36	) (b)	(0.04)		(0.30)	0.26	(0.05)
Net realized and unrealized gain (loss) on investments	(2.20)		9.26		7.08		(4.87)	3.89	5.44
Payment by the Adviser	—		—		0.10	(e)	—	—	—

Total from investment operations	(2.36)		8.90		7.14		(5.17)	4.15	5.39

Less distributions from:
Net investment income	—		(2.09)		(0.58)		(0.09)	(1.52)	(0.42)
Net realized gains	—		(1.69)		—		(0.50)	(1.03)	(1.53)

Total distributions	—		(3.78)		(0.58)		(0.59)	(2.55)	(1.95)

Net asset value, end of period	$20.77		$23.13		$18.01		$11.45	$17.21	$15.61

Total return (a)	(10.20	)%(c)	49.89%		62.52	%(e)	(29.54)%	26.56%	44.29%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$256,418		$285,973		$131,609		$54,419	$63,207	$33,902
Ratio of gross expenses to average net assets	1.94	%(d)	1.95%		2.31%		2.20%	2.12%	2.22%
Ratio of net expenses to average net assets	1.94	%(d)	1.95%		2.27%		2.20%	2.12%	2.22%
Ratio of net expenses, excluding interest expense, to average net assets	1.94	%(d)	1.95%		2.27%		2.20%	2.12%	2.22%
Ratio of net investment loss to average net assets	(1.44	)%(d)	(1.68)%		(1.94)%		(1.49)%	(1.55)%	(1.74)%
Portfolio turnover rate	11	%(c)	33%		19%		30%	35%	18%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon weighted average shares outstanding.
(c)	Not annualized.
(d)	Annualized.
(e)

For the year ended December 31, 2009, 0.58% of the Class A and Class C total return, representing $0.11 for Class A and $0.10 for Class C per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss. Additionally, 1.49% of Class A and Class C total return resulted from settlement payments received from third parties by the Fund.

See Notes to Financial Statements

	Class I

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010		2009		2008		2007	2006(a)

	(unaudited)
Net asset value, beginning of period	$29.97		$22.34		$14.05		$17.95		$16.09	$15.47

Income from investment operations:
Net investment income (loss)	(0.08	) (d)	(0.20	) (d)	0.46		(0.04)		0.81	0.10
Net realized and unrealized gain (loss) on investments	(2.85)		11.61		8.42		(3.27)		3.69	2.47
Payment by the Adviser	—		—		0.14	(g)	—		—	—

Total from investment operations	(2.93)		11.41		9.02		(3.31)		4.50	2.57

Less distributions from:
Net investment income	—		(2.09)		(0.73)		(0.09)		(1.61)	(0.42)
Net realized gains	—		(1.69)		—		(0.50)		(1.03)	(1.53)

Total distributions	—		(3.78)		(0.73)		(0.59)		(2.64)	(1.95)

Net asset value, end of period	$27.04		$29.97		$22.34		$14.05		$17.95	$16.09

Total return (c)	(9.78	)%(e)	51.47%		64.34	%(g)	(18.02	)%(h)	27.94%	16.61	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$104,321		$86,982		$6,125		$12		$8,570	$12
Ratio of gross expenses to average net assets	0.97	%(f)	1.01%		3.11%		1.17%		1.23%	5.90	%(f)
Ratio of net expenses to average net assets	0.97	%(f)	1.00%		1.00%		1.00%		1.03%	1.25	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	0.97	%(f)	1.00%		1.00%		1.00%		1.03%	1.25	%(f)
Ratio of net investment income (loss) to average net assets	(0.54	)%(f)	(0.74)%		(0.66)%		(0.25)%		(0.46)%	1.35	%(f)
Portfolio turnover rate	11	%(e)	33%		19%		30%		35%	18	%(e)

	Class Y

	For the Six Months Ended June 30, 2011		Period Ended December 31, 2010(b)

	(unaudited)
Net asset value, beginning of period	$24.72		$21.56

Income from investment operations:
Net investment loss	(0.08	) (d)	(0.14	) (d)
Net realized and unrealized gain (loss) on investments	(2.35)		7.08

Total from investment operations	(2.43)		6.94

Less distributions from:
Net investment income	—		(2.09)
Net realized gains	—		(1.69)

Total distributions	—		(3.78)

Net asset value, end of period	$22.29		$24.72

Total return (c)	(9.83	)%(e)	32.59	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$12,872		$19,105
Ratio of gross expenses to average net assets	1.07	%(f)	1.11	%(f)
Ratio of net expenses to average net assets	1.07	%(f)	1.11	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.07	%(f)	1.11	%(f)
Ratio of net investment loss to average net assets	(0.67	)%(f)	(0.82	)%(f)
Portfolio turnover rate	11	%(e)	33	%(e)

(a)	For the period October 2, 2006 (commencement of operations) through December 31, 2006.
(b)	For the period May 1, 2010 (commencement of operations) through December 31, 2010.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Calculated based upon weighted average shares outstanding.
(e)	Not annualized.
(f)	Annualized.
(g)

For the year ended December 31, 2009, 0.58% of the Class I total return, representing $0.14 per share, consisted of a payment by the Adviser in connection with past market timing activities. Additionally, 1.49% of the Class I total return resulted from settlement payments received from third parties by the Fund.

(h)

Total return for the year ended December 31, 2008 was materially affected by significant redemptions during the year, relative to the amount of net assets represented by the class. In the absence of such redemptions, the total return would have been lower.

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010	2009(a)

	(unaudited)
Net asset value, beginning of period	$9.30		$9.00	$8.88

Income from investment operations:
Net investment loss	(0.08	)(c)	(0.09)	(0.04)
Net realized and unrealized gain on investments	0.17		0.51	0.16

Total from investment operations	0.09		0.42	0.12

Less distributions from:
Net investment income	—		(0.03)	—
Net realized gains	—		(0.09)	—

Total distributions	—		(0.12)	—

Net asset value, end of period	$9.39		$9.30	$9.00

Total return (b)	1.18	%(d)	4.67%	1.35	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$41,365		$38,278	$14,907
Ratio of gross expenses to average net assets(e)	2.26	%(f)	2.59%	3.03	%(f)
Ratio of net expenses to average net assets(e)	2.25	%(f)	2.59%	2.56	%(f)
Ratio of net expenses, excluding interest on securities sold short and interest expense, to average net assets (e)	2.02	%(f)	2.28%	2.40	%(f)
Ratio of net investment loss to average net assets (e)	(1.51	)%(f)	(1.33)%	(1.13	)%(f)
Portfolio turnover rate	103	%(d)	275%	75	%(d)

	Class I

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010	2009(a)

	(unaudited)
Net asset value, beginning of period	$9.33		$9.01	$8.88

Income from investment operations:
Net investment income (loss)	(0.03	)(c)	(0.05)	(0.05)
Net realized and unrealized gain on investments	0.14		0.49	0.18

Total from investment operations	0.11		0.44	0.13

Less distributions from:
Net investment income	—		(0.03)	—
Net realized gains	—		(0.09)	—

Total distributions	—		(0.12)	—

Net asset value, end of period	$9.44		$9.33	$9.01

Total return (b)	1.18	%(d)	4.89%	1.46	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,374		$6,651	$2,536
Ratio of gross expenses to average net assets(e)	2.19	%(f)	2.35%	2.94	%(f)
Ratio of net expenses to average net assets (e)	2.18	%(f)	2.31%	2.30	%(f)
Ratio of net expenses, excluding interest on securities sold short and interest expense, to average net assets (e)	1.93	%(f)	2.00%	2.15	%(f)
Ratio of net investment income to average net assets (e)	(0.58	)%(f)	(1.05)%	0.89	%(f)
Portfolio turnover rate	103	%(d)	275%	75	%(d)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon weighted average shares outstanding.
(d)	Not annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(f)	Annualized.

See Notes to Financial Statements

	Class Y

	For the Six Months Ended June 30, 2011		Period Ended December 31, 2010(a)

	(unaudited)
Net asset value, beginning of period	$9.32		$9.12

Income from investment operations:
Net investment loss	(0.09	) (c)	(0.03)
Net realized and unrealized gain on investments	0.20		0.35

Total from investment operations	0.11		0.32

Less distributions from:
Net investment income	—		(0.03)
Net realized gains	—		(0.09)

Total distributions	—		(0.12)

Net asset value, end of period	$9.43		$9.32

Total return (b)	1.18	%(d)	3.51	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$6,030		$385
Ratio of gross expenses to average net assets (e)	2.30	%(f)	2.28	%(f)
Ratio of net expenses to average net assets (e)	2.29	%(f)	2.27	%(f)
Ratio of net expenses, excluding interest on securities sold short and interest expense, to average net assets (e)	2.00	%(f)	1.95	%(f)
Ratio of net investment loss to average net assets (e)	(1.91	)%(f)	(1.48	)%(f)
Portfolio turnover rate	103	%(d)	275	%(d)

(a)	For the period May 1, 2010 (commencement of operations) through December 31, 2010.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon weighted average shares outstanding.
(d)	Not annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(f)	Annualized.

See Notes to Financial Statements

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of five portfolios. These financial statements relate only to the following investment portfolios: CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The CM Commodity Index Fund makes its investments through the Commodities Series Fund I Subsidiary (the “Subsidiary”), a wholly owned subsidiary. The Fund and the Subsidiary seeded investment activity on December 31, 2010. The CM Commodity Index Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable date such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) investments are valued at their closing net asset value each business day and are categorized as level 1 in the fair value hierarchy. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is regarded as an unrealized gain or loss and are categorized as level 2 in the fair value hierarchy (as described below). Futures are valued using the closing price reported at the close of the respective exchange and are categorized as level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as level 2 or level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Basis for Consolidation—The Subsidiary, a Cayman Island exempted company, was incorporated on June 26, 2009 and is currently a wholly-owned subsidiary of the CM Commodity Index Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. All interfund balances and transactions have been eliminated in consolidation. As of June 30, 2011, the CM Commodity Index Fund held $5,857,988 in the Subsidiary, representing 18.06% of the Fund’s net assets.

C.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore the CM Commodity Index Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

D.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

E.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.

Securities Sold Short—The Global Hard Assets Fund and the Multi-Manager Alternatives Fund may make short sales of securities. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. The Global Hard Assets Fund did not have any short sales during the period ended June 30, 2011. Securities sold short on the Multi-Manager Alternatives Fund at June 30, 2011, are reflected in the Schedule of Investments.

G.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

H.

Structured Notes—The Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. Structured notes at June 30, 2011, are reflected in the Schedule of Investments.

I.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds’ Schedule of Investments.

J.

Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivatives and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

At June 30, 2011, the Funds had the following derivatives (not designated as hedging instruments under GAAP):

	Liability derivatives

	Equity risk	Counterparty risk

CM Commodity Index Fund
Swap contracts [1]	$—	$127,058
Multi-Manager Alternatives Fund
Written options [2]	215,600	—

[1]	Statement of Assets and Liabilities location: Swap contracts, at value

[2]	Statement of Assets and Liabilities location: Written options, at value

          The impact of transactions in derivative instruments, during the period ended June 30, 2011, were as follows:

	Interest rate risk	Equity risk	Counterparty risk

CM Commodity Index Fund
Realized gain(loss):
Swap contracts [3]	$—	$—	$(425,605)
Change in appreciation (depreciation):
Swap contracts [7]	—	—	(127,058)
Multi-Manager Alternatives Fund
Realized gain(loss):
Written options [4]	—	32,300	—
Futures contracts[5]	(199,374)	—	—
Change in appreciation (depreciation):
Written options [6]	—	(48,005)	—
Futures contracts [6]	(64,235)	—	—

[3]	Statement of Operations location: Net realized loss on swap contracts

[4]	Statement of Operations location: Net realized gain on written options

[5]	Statement of Operations location: Net realized loss on futures contracts

[6]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on investments, futures contracts, options purchased and written options

[7]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts

Total Return Swaps—The CM Commodity Index Fund may enter into total return swap in order take a “long” position with respect to an underlying referenced asset. The CM Commodity Index Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the CM Commodity Index Fund will receive a payment from or make a payment to the counterparty. Documentation governing the CM Commodity Index Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the CM Commodity Index Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the CM Commodity Index Fund’s counterparty has the right to terminate the swap and require the CM Commodity Index Fund to pay or receive a settlement amount in connection with the terminated swap transaction. Total return swap position on the CM Commodity Index CM Commodity Index Fund at June 30, 2011, is reflected in the Schedule of Investments.

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. The Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Multi-Manager Alternatives Fund had the following put and call options written during the period ended June 30, 2011:

	Number of Contracts	Premiums

Options outstanding at December 31, 2010	210	$29,202
Options opened	108	5,416
Options written	(166)	(243,999)
Options exercised	(20)	(397)
Options expired	(212)	29,438

Options outstanding at June 30, 2011	(80)	$(180,340)

Futures—The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized gains and losses from futures contracts are reported separately. The

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund did not have any futures contracts during the period June 30, 2011. The Funds had no outstanding futures contracts at June 30, 2011.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds had no forward foreign currency contracts during the period ended June 30, 2011.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for Emerging Markets Fund and CM Commodity Index Fund. The Adviser receives a management fee from Global Hard Assets Fund based on an annual rate of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% on the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser receives from the Multi-Manager Alternatives Fund a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in Underlying Funds (Exchange Traded Funds, Open and Closed End Mutual Funds); and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund. The Adviser offsets the management fees it charges the Multi-Manager Alternatives Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser. For the period ended June 30, 2011, the Adviser waived management fees by $3,193 due to such investments. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

The Adviser has agreed, through May 1, 2012, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses that exceed a specified percentage of average net assets (expense caps). The current expense caps and the amounts waived by the Adviser for the period ended June 30, 2011, are as follows:

Fund	Expense Cap		Waiver of Management fees	Expenses Assumed the Adviser

CM Commodity Index Fund
Class A	0.95%		$48,938	$24,840
Class I	0.65		4,701	6,474
Class Y	0.70		17,754	11,147
Emerging Markets Fund
Class A	1.95%		$—	$—
Class C	2.50		33,833	—
Class I	1.25		15,273	—
Class Y	1.70		1,043	—
Global Hard Assets Fund
Class A	1.38%		$43,112	$—
Class C	2.20		—	—
Class I	1.00		52,240	—
Class Y	1.13		—	—
International Investors Gold Fund
Class A	1.25	%†	$—	$—
Class C	1.95	†	—	—
Class I	1.01	†	—	—
Class Y	1.11	†	—	—
Multi-Manager Alternatives Fund
Class A	2.40%		$2,457	$—
Class I	1.95		551	—
Class Y	2.00		185	—

†	For the Class A, Class C, Class I, and Class Y Shares of International Investors Gold Fund, the expense caps prior to May 1, 2011 were 1.45%, 2.20%, 1.00% and 1.20% respectively.

For the period ended June 30, 2011, the Adviser agreed to reimburse the CM Commodity Index Fund for certain swap trading costs totaling $44,492. This reimbursement is reflected in the Statement of Changes in Net Assets as net increase from payment by Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

As of June 30, 2011, the Multi-Manager Alternatives Fund had six sub-advisers, Acorn Derivatives Management Corp., Coe Capital Management, LLC, Dix Hills Partners, LLC, Millrace Asset Group, Inc., Primary Funds, LLC, and Medley Credit Strategies, LLC, formerly known as Viathon capital LP, LLC. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended June 30, 2011, the Adviser received $164,602 from Emerging Markets Fund and $1,847,778 from International Investors Gold Fund pursuant to this contract.

For the period ended June 30, 2011, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $5,793,486 in sales loads relating to the sale of shares of the Funds, of which $5,013,424 was reallowed to broker/dealers and the remaining $780,062 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended June 30, 2011 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

CM Commodity Index Fund	$—	$—
Emerging Markets Fund	69,513,285	84,997,798
Global Hard Assets Fund	1,567,123,100	826,919,434
International Investors Gold Fund	251,105,869	178,593,655
Multi-Manager Alternatives Fund*	37,039,859	32,583,027

*	For the Multi-Manager Alternatives Fund for the period ended June 30, 2011, proceeds of short sales and the cost of purchases of short sale covers aggregated $11,324,468 and $8,075,565, respectively.

Note 5—Income Taxes—As of June 30, 2011, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

CM Commodity Index Fund	$32,259,382	$1,207	$(20)	$1,187
Emerging Markets Fund	108,115,340	25,810,889	(9,740,507)	16,070,382
Global Hard Assets Fund	4,045,726,958	1,189,732,520	(111,072,024)	1,078,660,496
International Investors Gold Fund	1,076,364,315	732,357,694	(214,071,047)	518,286,647
Multi-Manager Alternatives Fund	59,421,869	2,814,353	(936,631)	1,877,722

No dividends or distributions were paid to shareholders during the period ended June 30, 2011. The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2010 were as follows:

Year Ended December 31, 2010

Emerging Markets Fund

Ordinary income	$384,122
Global Hard Assets Fund

Ordinary income	$17,979,831
International Investors Gold Fund

Ordinary income *	$141,245,960
Long term capital gains	93,696,687

$234,942,647

Multi-Manager Alternatives Fund

Ordinary income *	$560,049
Long term capital gains	14,360

$574,409

*	Includes short term capital gains

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2007-2010), or expected to be taken in the Funds’ current tax year. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. Swap agreements entered into by the CM Commodity Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Funds. The Multi-Manager Alternatives Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. At June 30, 2011, the Adviser owned approximately 41% of Class I, and 5% of Class Y Shares of the CM Commodity Index Fund, 98% of Class I of the Emerging Markets Fund, 6% of Class A, and 26% of Class I shares of the Multi-Manager Alternatives Fund.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets (prior to May 1, 2006, the Emerging Markets Fund and the Global Hard Assets Fund limit was 0.50%) for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	CM Commodity Index Fund	Emerging Markets Fund

	Six Months Ended June 30, 2011*	Six Months Ended June 30, 2011	Year Ended December 31, 2010

Class A
Shares sold	2,750,353	846,818	3,368,60
Shares reinvested	—	—	15,094
Shares redeemed	(691,200)	(1,872,868)	(3,993,187)

Net increase (decrease)	2,059,153	(1,026,050)	(609,484)

Class C
Shares sold		331,655	874,821
Shares reinvested		—	3,645
Shares redeemed		(448,213)	(637,294)

Net increase (decrease)		(116,558)	241,172

*	Commencement of operations is December 31, 2010.

	CM Commodity Index Fund	Emerging Markets Fund

	Six Months Ended June 30, 2011*	Six Months Ended June 30, 2011	Year Ended December 31, 2010

Class I
Shares sold	163,130	—	6,504
Shares reinvested	—	—	761
Shares redeemed	(21)	—	—

Net increase	163,109	—	7,265

Class Y+
Shares sold	924,831	687,620	654,964
Shares reinvested	—	—	1,128
Shares redeemed	(252,717)	(886,433)	(223,480)

Net increase (decrease)	672,114	(198,813)	432,612

	Global Hard Assets Fund		International Investors Gold Fund

	Six Months Ended June 30, 2011	Year Ended December 31, 2010	Six Months Ended June 30, 2011	Year Ended December 31, 2010

Class A
Shares sold	15,460,943	24,209,612	9,363,830	18,657,167
Shares reinvested	—	126,359	—	6,035,169
Shares redeemed	(9,339,434)	(14,799,682)	(9,654,559)	(11,924,775)

Net increase (decrease)	6,121,509	9,536,289	(290,729)	12,767,561

Class C
Shares sold	3,027,238	4,221,190	1,801,646	5,480,461
Shares reinvested	—	49,778	—	1,166,563
Shares redeemed	(1,065,009)	(2,122,704)	(1,823,319)	(1,590,051)

Net increase (decrease)	1,962,229	2,148,264	(21,673)	5,056,973

Class I
Shares sold	7,789,341	18,717,219	2,010,305	2,574,607
Shares reinvested	—	104,978	—	331,371
Shares redeemed	(3,552,571)	(3,290,037)	(1,054,620)	(277,479)

Net increase	4,236,770	15,532,160	955,685	2,628,499

Class Y+
Shares sold	2,053,181	1,305,616	231,641	783,253
Shares reinvested	—	4,173	—	104,799
Shares redeemed	(929,838)	(141,825)	(426,986)	(115,307)

Net increase (decrease)	1,123,343	1,167,964	(195,345)	772,745

	Multi-Manager Alternatives Fund

	Six Months Ended June 30, 2011	Year Ended December 31, 2010

Class A
Shares sold	1,118,613	3,371,946
Shares reinvested	—	42,672
Shares redeemed	(833,757)	(953,525)

Net increase	284,856	2,461,093

+	Inception date of Class Y was May 1, 2010.
*	Commencement of operations is December 31, 2010.

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

	Multi-Manager Alternatives Fund

	Six Months Ended June 30, 2011	Year Ended December 31, 2010

Class I
Shares sold	389,500	437,335
Shares reinvested	—	4,206
	(3,344)	(10,532)

Net increase	386,156	431,009

Class Y+
Shares sold	665,247	41,236
Shares reinvested	—	448
Shares redeemed	(66,931)	(407)

Net increase	598,316	41,277

+	Inception date of Class Y was May 1, 2010.

Note 9—Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees. The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 11—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds at the request of the shareholders and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2011, Global Hard Assets Fund and the International Investors Gold Fund borrowed under this Facility. The average daily loan balance for the Global Hard Assets Fund during the 3 day period for which a loan was outstanding amounted to $1,155,462 and the weighted average interest rate was 1.40%. The average daily loan balance for the International Investors Gold Fund during the 1 day period for which a loan was outstanding amounted to $11,087,581 and the weighted average interest rate was 1.40%. At June 30, 2011, the Funds had no outstanding borrowings under the Facility.

Note 12—Securities Lending—To generate additional income, the Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. At June 30, 2011, there was no outstanding securities lending activity.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

Multi-Manager Alternatives Fund

Approval of Advisory and Sub-Advisory Agreements

In considering the renewal of the Fund’s existing investment advisory agreement and certain of the Fund’s existing sub-advisory agreements, the Board reviewed and considered information that had been provided by the Adviser and the relevant sub-advisers, which consisted of the following: Dix Hills Partners (“Dix Hills”), Lazard Asset Management LLC (“LAM”), Martingale Asset Management, L.P. (“Martingale”), PanAgora Asset Management LLC (“PanAgora”) and Primary Funds LLC (“Primary” and, collectively with Dix Hills, LAM, Martingale and PanAgora, the “Sub-Advisers”). Such information had been provided throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser and the Sub-Advisers for the meetings of the Board held on May 19, 2011 and June 29 and 30, 2011 to specifically consider the renewal of the Fund’s investment advisory agreements. This information included, among other things, the following:

•	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

•	The Adviser’s consolidated financial statements for the past three fiscal years;

•	A description of the advisory and sub-advisory agreements with the Fund, their terms and the services provided thereunder;

•	Information regarding each Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures;

•

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

•

An independently prepared report comparing the management fees and non-investment management expenses with respect to a representative class of shares of the Fund during its fiscal year ended December 31, 2010 with those of (i) a universe of funds with similar investment strategies (an “Expense Universe”), and (ii) two sub-groups of the Expense Universe, one selected by the Adviser and the other selected by an independent data provider, consisting of funds of comparable size and with comparable fee and expense structures (each an “Expense Group”);

•

An independently prepared report comparing the Fund’s annualized investment performance with respect to a representative class of shares of the Fund (including standard deviations and Sharpe ratios) for the one-year period ended March 31, 2011 with those of (i) a universe of funds with similar investment strategies (the “Performance Universe”) and (ii) two sub-groups of the Performance Universe, one selected by the Adviser and the other selected by an independent data provider, consisting of funds of comparable size and with comparable fee and expense structures (each a “Performance Group”);

•

Additional comparative information prepared by the Adviser concerning the performance and fees and expenses of the Fund and of relevant peer funds with a management structure and investment strategies and techniques comparable to those of the Fund;

•	Information regarding the performance results of the Fund’s sub-advisers in managing their respective portions of the Fund’s assets;

•	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

•	Information with respect to the brokerage practices of the Adviser and each Sub-Adviser, including the benefits received from research acquired with soft dollars, if any; and

•	Other information provided by the Adviser and each Sub-Adviser in response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory and sub-advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management services provided by the Sub-Advisers; (2) the capabilities and background of the Sub-Advisers’ investment personnel, and the overall capabilities, experience, resources and strengths of each Sub-Adviser and its affiliates in managing investment companies and other accounts utilizing similar investment strategies; (3) the quality, nature, cost and character of the administrative and other services provided by the Adviser and its

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(continued)

affiliates, including its services in overseeing the services provided by each Sub-Adviser; (4) the quality, nature and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (6) the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services; (7) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund or by reducing fees from time to time; (8) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (9) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (10) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (11) the Adviser’s record of compliance with its policies and procedures; and (12) the ability of the Adviser and each Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the management fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2011, and the management fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2010.

In evaluating the investment performance of the Fund, the Board noted that the Fund’s one year annualized return reflected underperformance relative to each Performance Group median but reflected outperformance relative to the Performance Universe median. In light of the Fund’s brief operating history, the Board concluded that additional time is needed to evaluate the performance of the Fund. When considering the fees and expenses of the Fund, the Board noted that the management fee and expense ratio for the Fund, net of waivers, were within the range of those for the Expense Groups. The Board also noted that there are very few other mutual funds that pursue similar investment objectives utilizing alternative investment strategies in a multi-manager structure, and that the Adviser has agreed to waive or to reimburse expenses through April 2012 to the extent necessary to maintain agreed upon expense ratios. The Board concluded that the management fees charged to the Fund for advisory, sub-advisory and related services are reasonable.

The Board noted that the Fund commenced its operations on June 5, 2009, and that the Adviser has not realized any profits with respect to the Fund since its commencement, and may not realize profits in the coming year. In view of the small asset size of the Fund and the fact that none of the Sub-Advisers is affiliated with the Adviser, the Board concluded that the profitability of the Sub-Advisers was not a relevant factor in its renewal deliberations regarding the Sub-Advisers. Similarly, the Board concluded that the Fund does not have sufficient assets for the Adviser or any Sub-Adviser to realize economies of scale for the foreseeable future, and, therefore, that the implementation of breakpoints would not be warranted at this time.

The Board concluded that each of the Sub-Advisers continues to be qualified to manage the Fund’s assets in accordance with its respective investment objectives and policies, has an investment strategy that is appropriate for pursuing the Fund’s investment objectives, and has strategies that are complementary in pursuing the Fund’s investment objective.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement and each sub-advisory agreement, including its fee structure (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the investment advisory and each sub-advisory agreement for an additional one-year period.

CM Commodity Index Fund
Emerging Markets Fund
Global Hard Assets Fund
International Investors Gold Fund

Approval of Advisory Agreements

In considering the renewal of the investment advisory agreements with the Adviser with respect to each of CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (in this section, each a “Fund” and, collectively, the “Funds”), the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 19, 2011 and June 29 and 30, 2011 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

•	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

•	The Adviser’s consolidated financial statements for the past three fiscal years;

•	A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

•

An independently prepared report comparing the management fees and non-investment management expenses with respect to a representative class of shares of each Fund during its fiscal year ended December 31, 2010 with those of (i) a universe of funds with similar investment strategies (each an “Expense Universe”), and (ii) a sub-group of such Expense Universe consisting of funds of comparable size and with comparable fee and expense structures (each an “Expense Group”);

•

An independently prepared report comparing each Fund’s annualized investment performance with respect to a representative class of shares of the Fund (including standard deviations and Sharpe ratios) for the one-, three- and five-year periods ended March 31, 2011 (to the extent available) with those of (i) a universe of retail and institutional funds with similar investment strategies (the “Performance Universe”) and (ii) a sub-group of the Performance Universe consisting of funds of comparable size and with comparable fee and expense structures (each a “Performance Group”);

•	An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

•

Information regarding other accounts and investment vehicles managed by the Adviser, including the types of accounts, the fees charged by the Adviser for managing the accounts, the material differences between the nature of services provided for the Fund as compared to the other accounts, the other accounts investment strategies, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

•

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

•	Information with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

•	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(continued)

therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and may be managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the management fee and expense ratio data described below for each Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2011, and the management fee and expense ratio data is as of each Fund’s fiscal year end of December 31, 2010. In evaluating the investment performance and fees and expenses of each Fund, the Board took specific note of the following information with respect to each Fund:

CM Commodity Index Fund. The Board noted that the Fund commenced operations on December 31, 2010. The Board noted that, although the actual management fee for the Fund, net of waivers, was higher than the median management fee for its Expense Group, the total expense ratio for the Fund, net of waivers, was lower than the median expense ratio for its Expense Group. The Board further noted that the Adviser has agreed to waive or to reimburse expenses through April 2012 to the extent necessary to maintain agreed upon expense ratios. In light of the Fund’s brief operating history, the Board concluded that additional time is needed to evaluate the performance of the Fund and that the management fee charged to the Fund is reasonable.

Emerging Markets Fund. The Board noted that the Fund’s annualized returns outperformed those of its Performance Group and Performance Universe medians over the one- and three-year periods, but underperformed those of its Performance Group and the Performance Universe medians over the five- and ten-year periods. The Board concluded that the overall performance of the Fund is satisfactory. With respect to the Fund’s fees and expenses, the Board noted that the overall management fee for the Fund, net of waivers, was below the median management fee of the Expense Group and that the Fund’s total expense ratio, net of waivers, was below the Expense Group’s median total expense ratio. The Board further noted that the Adviser has agreed to waive or to reimburse expenses through April 2012 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund is reasonable.

Global Hard Assets Fund. The Board noted that (1) the Fund’s annualized returns had outperformed those of its Performance Group and Performance Universe medians for the one-, three-, five- and ten-year periods; (2) although the actual management fee for the Fund, net of waivers, was higher than the median management fee for its Expense Group, the total expense ratio for the Fund, net of waivers, was lower than the median expense ratio for the Expense Group; (3) in 2010, at the request of the Board, the Adviser had implemented a new advisory fee breakpoint in the advisory fee schedule of the Fund and that the Fund can be expected to continue to benefit from this breakpoint in the future, as assets of the Fund increase; and (4) the Adviser has agreed to waive or to reimburse expenses through April 2012 to the extent necessary to maintain agreed upon expense ratios. The Board concluded that the performance of the Fund is satisfactory and that the management fee charged to the Fund is reasonable.

International Investors Gold Fund. The Board noted that: (1) the Fund’s annualized returns had outperformed those of its Performance Group and Performance Universe medians for the one-, three, five- and ten-year periods; (2) the total expense ratio and management fee for the Fund, net of waivers, were below the median total expense ratio and median management fee for the Expense Group; and (3) the Adviser has agreed to waive or to reimburse expenses through April 2012 to the extent necessary to maintain agreed upon expense ratios. The Board concluded that the performance of the Fund is satisfactory and that the management fee charged to the Fund is reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to each Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Funds, and that the implementation of, or modifications to any existing, breakpoints would not be warranted at this time for any of the Funds.

The Board did not consider any single factor as controlling in determining whether or not to renew the Funds’ investment advisory agreements. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of each investment advisory agreement, including its fee structure (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of each of the advisory agreements for an additional one-year period.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VEFSAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No Changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  September 7, 2011
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  September 7, 2011
     ------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  September 7, 2011
     ------------------